UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     October 10, 2000


ITEM 5.  OTHER EVENTS

                        ANDREA ELECTRONICS CORPORATION

     Andrea Electronics Corporation (the "Company") announced that, pursuant to an agreement with HFTP Investment L.L.C. (the "Purchaser") it has issued in a private placement a new series of its preferred stock designated as the Series C Convertible Preferred Stock (the "Series C Preferred Stock"). The Company has authorized the issuance of up to 1,000 shares of the Series C Preferred Stock at a Stated Value per share of $10,000. The Series C Preferred Stock will have a two year term (subject to extension), pay no dividends, have no voting rights, have an annual premium of 5% payable upon conversion in common stock, par value $0.50 per share, of the Company ("Common Stock") (or cash at the Company's option on prior notice), and convert into Common Stock at the Conversion Price (as defined below).

SUMMARY OF TRANSACTION TERMS

     The following is a summary of the material terms of the Series C Preferred Stock, which terms are qualified by reference to the full text of the underlying documents which are filed as exhibits to this Form 8-K. The underlying documents for the Series C Preferred Stock are a Securities Purchase Agreement, Registration Rights Agreement and a Certificate of Amendment, all filed as exhibits to this Form 8-K.

THE CLOSINGS

     The transaction consists of one closing with, if necessary, up to two additional closings to follow in the event the Purchaser exercises its option to purchase additional shares, as described below. At the initial closing of the transaction (the "Initial Closing"), the Purchaser purchased from the Company an aggregate of 750 shares of Series C Preferred Stock for total gross proceeds to the Company of $7,500,000. The Initial Closing was subject to various conditions, including a) that the representations, warranties and agreements of the Company set forth in the transaction documents are true and correct as of the Initial Closing, b) that the Company file the Certificate of Amendment for the Series C Preferred Stock with the New York Secretary of State, c) that the Company deliver all required certificates, opinions, and documents required under the Securities Purchase Agreement, and d) certain other terms and conditions, all as more fully set forth in the Securities Purchase Agreement. The Initial Closing occurred on October 10, 2000 (the "Initial Closing Date"). During the period beginning on the Initial Closing Date and ending on the date which is 548 days after the Initial Closing Date, the Purchaser on not more than two occasions may, at its option, purchase from the Company up to an additional 250 shares of the Series C Preferred Stock for up to an additional $2,500,000 (the "Additional Closing"). The conditions to the Additional Closing include a) that the representations, warranties and agreements of the Company as set forth in the transaction documents are true and correct as of the date of the Additional Closing, b) the Company's Common Stock is listed with The American Stock Exchange ("AMEX"), c) the Company delivers all required certificates, opinions, and documents required under the Securities Purchase Agreement, and d) the satisfaction of certain other terms and conditions, all as more fully set forth in the Securities Purchase Agreement. The proceeds from the offering, including the Initial Closing and the Additional Closing, will be used by the Company for the purposes set forth on Schedule 4(d) to the Securities Purchase Agreement.

CONVERSION

     Each share of Preferred Stock is convertible into that number of shares of Common Stock equal to (i) $10,000 (the "Stated Value"), plus any accrued premium of 5% per annum (the "Conversion Amount"), divided by (ii) the applicable Conversion Price. The applicable conversion price is initially equal to $7.0565, which is 110% of the Market Price (as defined below) on the initial issuance date, for the first nine months thereafter and will be reset every six months thereafter to the lesser of the then applicable conversion price and the average of the two lowest closing bid prices of the Common Stock during the 5 consecutive trading days immediately preceding the six-month reset dates or, for the period beginning on the day two years after the initial issuance and ending on the maturity of the Series C Convertible Preferred Stock, the least of (i) the then applicable conversion price, (ii) the average of the two lowest closing bid prices of the Common Stock during the 15 consecutive trading days immediately preceding such two year date, and
(iii) the closing bid price on the date of conversion, subject in each case to adjustment, including upon the announcement of a Major Transaction (as defined below), all as provided in the Certificate of Amendment (the "Conversion Price"). "Market Price" means the average of the two lowest closing bid prices of the Common Stock during the 5 consecutive trading days immediately preceding a date of determination. In the event that the Company or the transfer agent does not timely effect a conversion or reissuance of the remaining shares of Series C Preferred Stock, the Company is subject to certain cash penalties, adjustments to the applicable Conversion Price and certain other penalties as more fully described in the Certificate of Amendment.

     In addition, if the holders of the Series C Preferred Stock submit a conversion request and the Company is not able to issue the required amount of shares of Common Stock due to the Company's inability to comply with the rules of AMEX, under the Certificate of Amendment, a Triggering Event would occur. In such event, the Company could be required by the holders to redeem all or a portion of such holder's shares of Series C Preferred Stock at a price equal to the greater of (i) 120% of the Liquidation Value (as defined below) and
(ii) the product of (A) the Conversion Price at such time, and (B) the greater of (I) the closing bid price of the Common Stock on the trading day immediately preceding such Triggering Event or (II) the closing bid price of the Common Stock on the date of the holder's delivery to the Company of a notice or, if such date of delivery is not a trading day, the next date on which the exchange or market on which the Common Stock is traded is open. In addition, if the Company fails to redeem at the holder's request upon the Triggering Event, the Company shall, if so directed by the holders of a majority of the shares of Series C Preferred Stock then outstanding, issue to each holder of shares of Series C Preferred Stock in exchange for such holder's shares of Series C Preferred Stock a senior secured note in the amount of the applicable redemption price of such holder's shares of Series C Preferred Stock. The senior secured notes shall have a term of one week, shall be senior to any other of the Company's indebtedness and shall contain other mutually acceptable credit terms.

     The shares of Series C Preferred Stock are presently convertible. The holders of the Series C Preferred Stock are prohibited in the Certificate of Amendment from converting their respective holdings of the Series C Preferred Stock if after giving effect to such conversion the holder would beneficially own in excess of 4.99% or, over any sixty day period, 9.99% of the outstanding shares of Common Stock of the Company following such conversion. This calculation excludes the number of shares of Common Stock which would be issuable upon (1) conversion of the remaining, nonconverted shares of Series C Preferred Stock beneficially owned by the holder and its affiliates, (2) conversion of any of the Company's Series B Convertible Preferred Stock or exercise of the warrants issued in connection with the Series B Convertible Preferred Stock beneficially owned by the holders and its affiliates and the
(3) exercise or conversion of any of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants or convertible preferred stock) subject to a limitation on conversion or exercise analogous to this limitation beneficially owned by the holder and its affiliates. The Series C Preferred Stock will convert automatically into Common Stock at the applicable Conversion Price then in effect on the second anniversary date of issuance (the "Two Year Date"), to the extent any shares of the applicable issuance of Series C Preferred Stock remain outstanding. In the event the Company is unable to convert any Series C Preferred Stock due to restrictions set forth in the Certificate of Amendment, the Company shall redeem the shares that could not be converted due to certain of such restrictions for an amount in cash per share equal to the Conversion Amount on the Two Year Date. The maturity date for the Series C Preferred Stock may be extended beyond the Two Year Date under certain circumstances set forth in the Certificate of Amendment.

     In connection with the Series C Preferred Stock, the following risks are associated with Series C Preferred Stock conversions:

     o because the Conversion Price of the Series C Preferred Stock is periodically reset to the market price of the Common Stock upon conversion, the lower the price of the Common Stock at the time of the resets, the greater number of shares of Common Stock received upon conversion;

     o to the extent that Common Stock received upon conversion is sold into the market, and disregarding the manner in which such shares are sold as well as any other factors such as reactions to the Company's operating results and general market conditions which may be operative in the market at such time, such sales may cause a decrease in the market price of the Common Stock, which in turn relative to additional conversions of the Series C Preferred Stock could reduce the Conversion Price and increase the number of shares of Common Stock issued upon conversion and available for sale into the market for the Common Stock;

     o short sales of the Common Stock may be attracted by or accompany conversions and sales of Common Stock from conversions, which sales in the aggregate could cause downward pressure upon the price of the Common Stock, excluding the effect of other market factors possibly operative at the time; and

     o conversions of the Series C Preferred Stock may result in substantial dilution of the interests of the other holders of Common Stock. In this regard, the ownership limitation which prohibits the purchasers from owning more than 4.99% of the Common Stock of the Company only applies to shares of Common Stock held at one time and, subject to the ownership limitation which prohibits the purchasers from owning more than 9.99% of the Common Stock of the Company over any sixty-day period, does not prevent purchasers from converting and selling some of their holdings and then later converting the rest of the holdings.

DIVIDENDS

     The holders of the Series C Preferred Stock are not entitled to receive dividends. The holders are entitled to receive upon conversion, payable in cash or Common Stock at the election of the Company, an annual premium of 5% on the aggregate "Stated Value" (i.e., $10,000 per share).

VOTING RIGHTS

     The holders of the Series C Preferred Stock have no voting rights except as provided by law, except to the extent such holders own shares of Common Stock.

LIQUIDATION VALUE

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Series C Preferred Stock shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders before any amount shall be paid to any class junior in rank to the Series C Preferred Stock an amount per share of Series C Preferred Stock equal to $10,000 plus any Additional Amount (the "Liquidation Value").

REDEMPTION

     The holders of the Series C Preferred Stock may require the Company to redeem the Series C Preferred Stock upon the consummation of a "Major Transaction" or a "Triggering Event."

MAJOR TRANSACTIONS

     o certain mergers, consolidations, tender offers, or the sale of substantially all the assets of the Company

TRIGGERING EVENTS

     o failure of the registration statement covering the resale of the conversion shares to be declared effective within 180 days after the Initial Closing Date;

     o the effectiveness of the registration statement lapses for ten consecutive trading days or for an aggregate of fifteen trading days per year;

     o the registration statement is unavailable for the sale of all of the "Registrable Securities" (as defined in the Certificate of Amendment) for a period of ten consecutive trading days or an aggregate of fifteen trading days per year in accordance with the terms of the applicable registration rights agreement;

     o the delisting of the Company's Common Stock by AMEX for five consecutive trading days or for an aggregate of ten trading days per year;

     o certain failures of the Company or its transfer agent to comply with conversions of the Series C Preferred Stock within ten business days after a conversion notice is submitted;

     o the inability of the Company to issue conversion shares due to limitations imposed by the requirements of AMEX;

     o failure of the Company to make any Excluded Redemption Event Daily Payment (as defined in Certificate of Amendment); and

     o certain breaches of representations, warranties, covenants (that are not cured in fewer than ten days) or terms of the transaction documents which would have a Material Adverse Effect (as defined in the Certificate of Amendment).

REDEMPTION AND OTHER REMEDIES

     o The holders can send a notice of redemption upon the occurrence of a Triggering Event or Major Transaction and require the Company to redeem the Series C Preferred Stock at the greater of (a) 120% of the Liquidation Value of the Series C Preferred Stock, or (b) the product of the applicable conversion rate in effect on the date of the Major Transaction or, in the case of a Triggering Event, the closing bid price of the Common Stock on the trading day immediately preceding the Triggering Event or the closing bid price of the Common Stock on the date of the holder's delivery to the Company of notice, unless such date is not a trading day, then on the next date on which the exchange or market on which the Common Stock is traded is open.

     o If the Company is unable to effect a redemption, interest will accumulate on the value of the shares that the Company is unable to redeem at the rate of 2.0% per month.

     o If the Company is unable to effect a redemption, the holders are also entitled to void their redemption notices and receive a reset of their applicable Conversion Price. The Conversion Price on the Series C Preferred Stock would be reset to the lesser of (A) the Conversion Price as in effect on the date the notice is delivered to the Company and (B) the lowest closing bid price during the period beginning on the date on which the notice of redemption is delivered to the Company and ending on the date on which the notice is received.

REGISTRATION OF SHARES

     The Company is required by agreement to initially register with the Securities and Exchange Commission ("SEC") the resale of at least the number of shares equal to the product of (i) 2.0 and (ii) the number of initial registrable securities (without regard to any limitation on conversion). The Company is also required by agreement to initially register with the SEC the resale of at least the number of shares of Common Stock equal to the product of (i) 2.0 and (ii) the number of additional registrable securities (without regard to any limitations on conversion) as of the date immediately preceding the date the Registration Statement is initially filed. The Company has agreed to use its best efforts to file the registration statement as soon as possible but no later than 60 days after the Initial Closing Date (the "Initial Filing Deadline") and have the registration statement declared effective by the SEC no later than 120 days after the Initial Closing (the "Initial Effectiveness Deadline").

If the Company is unable to have the registration statement filed or declared effective in the time required, the Company shall pay to each holder of Registrable Securities an amount in cash per Registrable Security held equal to the product of (i) $10,000 multiplied by (ii) the sum of (A) .01, if the Registration Statement is not filed by the Scheduled Filing Date (as defined in the Registration Rights Agreement), plus (B) .01, if the Registration Statement is not declared effective by the Scheduled Effective Date (as defined in the Registration Rights Agreement), plus (C) the product of (I)
 .0005 multiplied by (II) the sum of (x) the number of days after the Scheduled Filing Date that such Registration Statement is not filed with the SEC, plus
(y) the number of days after the Scheduled Effective Date that the Registration Statement is not declared effective by the SEC, plus (z) the number of days that sales cannot be made pursuant to the Registration
Statement after the Registration Statement has been declared effective by the SEC (excluding days during any Allowable Grace Period (as defined in the Registration Rights Agreement)).

CONVERSION AT COMPANY'S OPTION

     As more fully set forth in the applicable Certificate of Amendment, after one year the Company may require that the shares of Series C Preferred Stock be submitted for conversion but only if the last reported sale price (as reported by Bloomberg) for the Common Stock is at least 250% of the Conversion Price on the initial issuance date of such shares and certain other conditions are met.

OTHER TERMS

     The transaction documents relating to the Series C Preferred Stock also contain certain other representations, warranties, agreements, and indemnification obligations of the Company. The operative agreements also (i) contain a right of first refusal in favor of the investors which applies to certain private equity financings of the Company and would commence on the Initial Closing and ends one year thereafter, (ii) restrict the Company's ability to redeem any of its Common Stock, pay any cash dividends on its Common Stock, and make certain distributions on its Common Stock, (iii) limit the ability of the Company to issue any senior preferred stock, and (iv) prohibit the Company from entering into certain related party transactions except as set forth in the Securities Purchase Agreement. The shares of Series C Preferred Stock are also subject to antidilution provisions which are triggered in the event of certain stock splits, recapitalizations, or other dilutive transactions, as well as issuances of Common Stock at a price below the Conversion Price in effect, or the issuance of warrants, options, rights, or convertible securities which have an exercise price or conversion price less than the Conversion Price, other than for certain previously outstanding securities and certain "excluded securities" (as defined in the Certificate of Amendment). In the event that the Company issues securities in the future which have a conversion price or exercise price which varies with the market price and the terms of such variable price are more favorable than the Conversion Price in the Series C Preferred Stock, the Purchasers may elect to substitute the more favorable variable price when making conversions of the Series C Preferred Stock.

PLACEMENT AGENT COMPENSATION

     The Company and the Purchaser each acknowledges that it has not engaged any placement agent in connection with the sale of the Series C Preferred Stock.

USE OF PROCEEDS

     The net proceeds of the Series C Preferred Stock will be used for the purposes set forth on Schedule 4(d) to the Securities Purchase Agreement.

INTERESTS OF CERTAIN PERSONS

     None of the investors in the Series C Preferred Stock transactions is a director, executive officer or five percent or greater shareholder of the Company or an affiliate of any such person or entity.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business to Be Acquired: N/A

     (b)  Pro Forma Financial Information of the Business to Be Acquired: N/A

     (c)  Exhibits:

          EXHIBIT DESCRIPTION OF EXHIBIT

          3.1 Certificate of Designations establishing the rights and preferences of the Series C Preferred Stock

          4.1 Registration Rights Agreement among the Company and the Buyers, dated October 5, 2000

          10.1 Securities Purchase Agreement among the Company and the Buyers, dated October 5, 2000

          99.1 Press Release, dated October 12, 2000

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ANDREA ELECTRONICS CORPORATION
                                                     (Registrant)



Date:  October 12, 2000                    By: /s/ CHRISTOPHER P. SAUVIGNE
                                                 (Signature)
                                                Christopher P. Sauvigne
                                               President

                                 EXHIBIT INDEX


     EXHIBIT           DESCRIPTION OF EXHIBIT

         3.1 Certificate of Amendment of the Certificate of Incorporation establishing the rights and preferences of the Series C Preferred Stock

         4.1 Registration Rights Agreement among the Company and the Buyers, dated October 5, 2000

        10.1 Securities Purchase Agreement among the Company and the Buyers, dated October 5, 2000

        99.1           Press Release, dated October 12, 2000

                                                                 Exhibit 3.1



                           CERTIFICATE OF AMENDMENT

                              OF THE CERTIFICATE

                                      OF

                                 INCORPORATION

                                      OF

                        ANDREA ELECTRONICS CORPORATION

                        (Pursuant to Section 805 of the
                      New York Business Corporation Law)


         I, THE UNDERSIGNED, John N. Andrea, being the Co-Chief Executive Officer of Andrea Electronics Corporation, do hereby certify and set forth:

         1. The name of the corporation is Andrea Electronics Corporation (hereinafter the "Corporation" or the "Company").

         2. The Certificate of Incorporation of the Corporation was filed with the Department of State on March 15, 1934, under the name "F.A.D. Andrea, Inc."

         3. Article Third of the Certificate of Incorporation of the Corporation is hereby amended for the purpose of designating a series of Preferred Stock, par value $0.01 per share, of the Corporation and hereby stating the designation and the number of shares, and fixing the relative rights, preferences, and limitations thereof, and the text of said Article Third is hereby amended to add the following text at the end of Article Third:

                    "Series C Convertible Preferred Stock"

                           I. DESIGNATION AND AMOUNT

         The designation of this series, which consists of 1,000 shares of Preferred Stock, is the Series C Convertible Preferred Stock (the "Preferred Shares") and the Stated Value shall be Ten Thousand U.S. Dollars ($10,000.00) per share (the "Stated Value").

                               II. NO DIVIDENDS

         The Preferred Shares shall not bear any dividends ("Dividends").

                           III. CERTAIN DEFINITIONS

         For purposes of this Article Third, the following terms shall have the following meanings:

         (A) "Conversion Price" means, on a per Preferred Share basis, as of the Conversion Date (as defined below) or other date of determination of the applicable Preferred Shares, (1) during the period beginning on the Initial Issuance Date and ending on and including the 270 Reset Date (as defined below), 110% of the Market Price on the Initial Issuance Date; (2) during the period beginning on and including the first day after the 270 Reset Date and ending on and including the 450 Reset Date (as defined below), the lesser of
(i) the Conversion Price in effect on the 270 Reset Date or (ii) the Market Price on the 270 Reset Date; (3) during the period beginning on and including the first day after the 450 Reset Date and ending on and including the 630 Reset Date (as defined below), the lesser of (I) the Conversion Price in effect on the 450 Reset Date or (II) the Market Price on the 450 Reset Date;
(4) during the period beginning on and including the first day after the 630 Reset Date and ending on and including the day immediately preceding the Two Year Date (as defined below), the lesser of (A) the Conversion Price in effect on the 630 Reset Date or (B) the Market Price on the 630 Reset Date; or (5) during the period beginning on and including the Two Year Date and ending on and including the Maturity Date, the lesser of (x) the Conversion Price in effect on the day immediately preceding the Two Year Date or (y) the average of the two lowest Closing Bid Prices (as defined below) of the Common Stock during the 15 consecutive trading days immediately preceding the Two Year Date; subject in each case to adjustment as provided herein;

         (B) "270 Reset Date" means the date which is 270 days after the Initial Issuance Date;

         (C) "450 Reset Date" means the date which is 450 days after the Initial Issuance Date;

         (D) "630 Reset Date" means the date which is 630 days after the Initial Issuance Date;

         (E) "Market Price" means the average of the two lowest Closing Bid Prices of the Common Stock during the 5 consecutive trading days immediately preceding a date of determination;

         (F) "Conversion Amount" means the sum of (1) the Additional Amount (as defined below), provided that the Company has not elected to pay the Additional Amount in cash as described in Section IV(C) and (2) $10,000;

         (G) "Additional Amount" means the result of the following formula:
(.05) (N/365) ($10,000).

         (H) "N" means the number of days from, but excluding, the Issuance Date of the applicable Preferred Share through and including the Conversion Date or the Maturity Date for the Preferred Shares for which conversion and/or redemption is being elected, as the case may be; provided, however, that for conversion or redemption of a Preferred Share after the Two Year Date for which the Maturity Date of such Preferred Share is extended pursuant to
Section IV(H) solely because the conversion of such Preferred Share would violate the provisions of Section IV(A), "N" shall mean the number of days from, but excluding, the Issuance Date of the applicable Preferred Share through and including the date after the Two Year Date to which the Maturity Date is extended pursuant to Section IV(H) solely because the conversion of such Preferred Share would violate the provisions of Section IV(A).

         (I) "Issuance Date" means, with respect to each Preferred Share, the date of issuance of such Preferred Share;

         (J) "Initial Issuance Date" means the first date on which any Preferred Shares are issued by the Company;

         (K) "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed;

         (L) "Securities Purchase Agreement" means that certain securities purchase agreement between the Company and the initial holder of the Preferred Shares;

         (M) "Registration Rights Agreement" means that certain registration rights agreement between the Company and the initial holder of the Preferred Shares relating to the filing of a registration statement covering the resale of the Conversion Shares (as defined below);

         (N) "Conversion Shares" means shares of Common Stock issuable upon conversion of Preferred Shares;

         (O) "Closing Bid Price" means, for any security as of any date, the last closing bid price for such security on The American Stock Exchange, Inc. ("AMEX") (as reported by Bloomberg Financial Markets ("Bloomberg")), or, if AMEX begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00:00 p.m., Eastern Time, as reported by Bloomberg, or, if AMEX is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded (as reported by Bloomberg) (or if such principal securities exchange or trading market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00:00 p.m., Eastern Time, as reported by Bloomberg), or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board (as reported by Bloomberg) or if no closing bid price is reported by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price of such security is reported by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of a majority of the outstanding Preferred Shares (including for purposes of this determination any Preferred Shares with respect to which the Closing Bid Price is being determined). If the Company and the holders of Preferred Shares are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section IV(G)(3). (All such determinations to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period).

         (P) "Maturity Date" means the date which is two (2) years after the Initial Issuance Date, subject to extension pursuant to Section IV(H).

         (Q) "Two Year Date" means the date which is two (2) years after the Initial Issuance Date.

                  IV. HOLDER'S CONVERSION OF PREFERRED SHARES

         A holder of Preferred Shares shall have the right, at such holder's option, to convert the Preferred Shares into shares of the common stock on the following terms and conditions:

         (A) Conversion Right. At any time or times on or after the Issuance Date, any holder of Preferred Shares shall be entitled to convert any whole number of Preferred Shares into fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section IV(I)) of Common Stock, at the Conversion Rate (as defined below); provided, however, that in no event shall any holder be entitled to convert Preferred Shares in excess of that number of Preferred Shares which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the total outstanding shares of Common Stock following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Shares with respect to which the determination of such proviso is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (1) conversion of the remaining, nonconverted Preferred Shares beneficially owned by the holder and its affiliates, (2) conversion of any of the Company's Series B Convertible Preferred Stock (the "Series B Shares") or exercise of the warrants issued in connection with the Series B Shares (the "Series B Warrants") beneficially owned by the holders and its affiliates and (3) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants or convertible preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section IV(A), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section IV(A), in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For purposes of compliance with this Section IV(A), upon the written or oral request of any a holder, the Company shall reasonably promptly confirm orally and in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to conversions of Preferred Shares and the Series B Shares and exercise of the Series B Warrants by such holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. In addition, a holder's right to convert Preferred Shares shall be subject to the provisions of Section XX.

         (B) Conversion Rate. The number of shares of Common Stock issuable upon conversion of each of the Preferred Shares pursuant to Sections IV(A) and IV(H) shall be determined according to the following formula (the "Conversion Rate"):

                               Conversion Amount
                               Conversion Price

         (C) Company's Option to Pay Additional Amount in Cash. Subject to the notice provisions of this Section IV(C), upon conversion pursuant to Sections IV(A) or IV(H), the Company shall have the right to elect to pay the Additional Amount in cash, in lieu of conversion to Common Stock. If the Company elects to pay the Additional Amount in cash, such cash shall be paid simultaneously with the delivery to the holder of the certificates representing the Common Stock issuable upon conversion in accordance with
Section IV(G). In order to exercise its right to pay any Additional Amount in cash, the Company must advise each holder of Preferred Shares in writing (the "Cash Dividend Notice") that the Additional Amount shall be paid in cash until such time as the Company shall terminate the Cash Dividend Notice by providing at least five Business Days prior written notice of such termination (the "Termination Notice"). The Cash Dividend Notice shall set forth the effective date of the Cash Dividend Notice, which date shall be at least ten Business Days after the date the Cash Dividend Notice is deemed to have been delivered to each holder of Preferred Shares pursuant to Section XIX. The Termination Notice shall be effective on the fifth Business Day after the date the Termination Notice is deemed to have been delivered to each holder of Preferred Shares pursuant to Section XIX unless a later date shall be specified in the Termination Notice.

         (D) Intentionally Omitted.

         (E) Adjustment to Conversion Price , Dilution and Other Events. In order to prevent dilution of the rights granted under this Certificate of Amendment, the Conversion Price will be subject to adjustment from time to time as provided in this Section IV(E).

             (1) Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the Initial Issuance Date, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than Excluded Securities (as defined below)) for a consideration per share less than a price equal to the Conversion Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale, the Conversion Price then in effect shall be reduced to an amount equal to such consideration per share. For purposes of determining the adjusted Conversion Price under this Section IV(E)(1), the following shall be applicable:

                 (a) Issuance of Options. If and whenever on or after the Initial Issuance Date, the Company in any manner grants any rights or options to subscribe for or to purchase Common Stock (other than pursuant to an Approved Stock Plan or upon conversion of the Preferred Shares) or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Conversion Price in effect immediately prior to such grant, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options at the time of issuance of such Options (without regard to limitations on exercise, conversion or exchange) shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of this Section IV(E)(1)(a), the "price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" is determined by dividing (I) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options at the time of issuance of such Options (without regard to limitations on exercise, conversion or exchange), plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (II) the total maximum number of shares of Common Stock issuable upon exercise of such Options at the time of issuance of such Options (without regard to limitations on exercise, conversion or exchange) or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. Except as set forth in Section IV(E)(1)(c) below, no adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                 (b) Issuance of Convertible Securities. If and whenever on or after the Initial Issuance Date, the Company in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Conversion Price in effect immediately prior to such issuance or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities at the time of issuance of such Convertible Securities (without regard to limitations on exercise, conversion or exchange) shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of this
         Section IV(E)(1)(b), the "price per share for which Common Stock is issuable upon such conversion or exchange" is determined by dividing
         (I) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof at the time of issuance of such Convertible Securities (without regard to limitations on exercise, conversion or exchange), by (II) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities at the time of issuance of such Convertible Securities (without regard to limitations on exercise, conversion or exchange). Except as set forth in Section IV(E)(1)(c) below, no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this
         Section IV(E)(1), no further adjustment of such Conversion Price shall be made by reason of such issue or sale.

                 (c) Change in Option Price or Rate of Conversion.
         If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Conversion Price of any Preferred Shares in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that no adjustment shall be made if such adjustment would result in an increase of such Conversion Price then in effect. Nothing in this Section IV(E)(l)(c) shall be construed to require any adjustment to the Conversion Price where the Board of Directors of the Company votes to reprice at fair market value any rights or options to subscribe for or to purchase Common Stock granted pursuant to an Approved Stock Plan in order to provide appropriate employee incentives.

                 (d) Certain Definitions. For purposes of determining the adjusted Conversion Price under this Section IV(E)(1), the following terms have the meanings set forth below:

                     (i) "Approved Stock Plan" shall mean any stock option or similar plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director.

                     (ii) "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Section IV(E)(1) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable upon conversion of the Preferred Shares.

                     (iii) "Excluded Securities" means (A) the Preferred Shares and shares of Common Stock issued upon conversion of the Preferred Shares, (B) shares of Common Stock issued upon conversion of the Series B Shares outstanding as of the Initial Issuance Date and upon exercise of the Series B Warrants outstanding as of the Initial Issuance Date, (C) securities issued or deemed to have been issued by the Company in connection with an Approved Stock Plan, (D) securities issued or deemed to have been issued by the Company in connection with any strategic partnership, joint venture or collaboration with any party the primary purpose of which is not to raise equity capital, or (E) securities issued or deemed to have been issued by the Company in connection with any strategic partnership, joint venture or collaboration with a company whose principal business is in the electronics or information technology industries and whose primary business is not, directly or indirectly, investing in or advising other entities, the sole purpose of which is not to raise equity capital.

                 (e) Effect on Conversion Price of Certain Events. For purposes of determining the adjusted Conversion Price under this
         Section IV(E)(1), the following shall be applicable:

                     (i) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor, before deduction of commissions, underwriting discounts or allowances or placement agent or finder fees (but only to the extent that such commissions, discounts, allowances and fees do not exceed 6% of the gross proceeds to the Company) in connection with such issuance or sale, provided that any amounts paid to the purchasers of such Common Stock or Convertibles Securities or to any affiliates of such purchasers in connection with such issuance or sale shall be deducted from the amount of consideration received by the Company. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the average of the Closing Bid Prices of such securities for the five consecutive trading days immediately preceding the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of a majority of the Preferred Shares then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within 48 hours of the tenth (10th) day following the Valuation Event by an independent, reputable appraiser selected by the Company, which appraiser shall be reasonably acceptable to two-thirds (2/3) of the holders of the Preferred Shares. The determination of such appraiser shall be binding upon all parties absent manifest error.

                     (ii) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01 and the aggregate consideration received by the Company in such integrated transaction shall be included in the adjustment calculation in Section IV(E)(1) above.

                     (iii) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                     (iv) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities, or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

              (2) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

              (3) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person (as defined below) or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision (in form and substance reasonably satisfactory to the holders of a majority of the Preferred Shares then outstanding) to insure that each of the holders of the Preferred Shares will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock otherwise acquirable and receivable upon the conversion of such holder's Preferred Shares, such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the conversion of such holder's Preferred Shares had such Organic Change not taken place (without taking into account any limitations or restrictions on the timing or amount of conversions). In any such case, the Company will make appropriate provision (in form and substance reasonably satisfactory to the holders of a majority of the Preferred Shares then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section IV(E) and Section IV(F) will thereafter be applicable to the Preferred Shares (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger or sale and an immediate revision to the Conversion Price to reflect the price of the common stock of the surviving entity and the market in which such common stock is traded). The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance reasonably satisfactory to the holders of a majority of the Preferred Shares then outstanding), the obligation to deliver to each holder of Preferred Shares such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. "Person" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

              (4) Adjustment of Conversion Price upon Issuance of Convertible Securities. If and whenever after the Initial Issuance Date, the Company in any manner issues or sells Convertible Securities that are convertible into or exercisable or exchangeable for Common Stock at a price which may vary with the market price of the Common Stock (including by way of periodic adjustments) (the formulation for such variable price being herein referred to as the "Variable Price"), then the Company shall provide written notice thereof via facsimile and overnight courier to each holder of the Preferred Shares ("Variable Notice") on the date of issuance of such Convertible Securities. From and after the date the Company issues any such Convertible Securities with a Variable Price, a holder of Preferred Shares shall have the right, but not the obligation, in its sole discretion to substitute the Variable Price for the Conversion Price upon conversion of any Preferred Shares by designating in the Conversion Notice delivered upon conversion of such Preferred Shares that solely for the purposes of such conversion the holder is relying on the Variable Price rather than the Conversion Price then in effect. A holder's election to rely on a Variable Price for a particular conversion of Preferred Shares shall not obligate the holder to rely on a Variable Price for any future conversions of Preferred Shares.

              (5) Expiration of Options or Convertible Securities. If the Conversion Price was adjusted upon the issuance of Options pursuant to Section IV(E)(1), then, upon the expiration of any Options or any rights of conversion, exercise or exchange under Convertible Securities which shall not have been exercised, converted or exchanged, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if: (A) in the case of Convertible Securities or Options, the only Common Stock with respect to such Convertible Securities or Options were shares of Common Stock, if any, actually issued upon the exercise of such Options or exercise, conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities which were actually exercised, converted or exchanged, plus any additional consideration, if any, actually received by the Company upon such exercise, conversion or exchange, and (B) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Company for the Common Stock deemed to have been issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company upon the issue of the Convertible Securities with respect to which such Options were actually exercised.

              (6) Certain Events. If any event occurs of the type contemplated by the provisions of this Section IV(E) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of the Preferred Shares; provided, however, that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section IV(E).

              (7) Adjustment of Conversion Price Upon Major Corporate Event Announcement. In the event (A) the Company makes a public announcement that it intends to consolidate or merge with or into another Person or engage in a business combination involving the issuance or exchange of more than 50% of the Company's outstanding Common Stock, (B) the Company makes a public announcement that it intends to sell or transfer all or substantially all of the Company's assets, or (C) any Person (including the Company) publicly announces a purchase, tender or exchange offer for more than 50% of the Company's outstanding Common Stock (the transactions described in clauses (A), (B) and (C) above are hereinafter referred to as "Major Corporate Events" and the date of the announcement referred to in clause (A), (B) or (C) is hereinafter referred to as the "Announcement Date"), then the Conversion Price, effective upon the Announcement Date and continuing through and including the Adjusted Conversion Price Termination Date (as defined below), subject to adjustment pursuant to Section III(A) and IV(E), shall be equal to the lesser of (i) the Conversion Price in effect immediately preceding the Announcement Date and (ii) the average of the two lowest Closing Bid Prices of the Common Stock during the 15 consecutive trading days immediately preceding the Announcement Date. From and after the Adjusted Conversion Price Termination Date, the Conversion Price shall be determined as set forth in
Section III(A). For purposes hereof, "Adjusted Conversion Price Termination Date" shall mean, with respect to any proposed Major Corporate Event for which a public announcement as contemplated by this Section IV(E)(7) has been made, the date upon which the Company or other Person (in the case of clause (C) above) consummates or publicly announces the termination or abandonment of the proposed Major Corporate Event which was the subject of the previous public announcement. Notwithstanding the foregoing, no adjustment shall be made to the Conversion Price as provided above in this Section IV(E)(7) if the Registration Statement (as defined in the Registration Rights Agreement) is effective and available for the resale of all the Registrable Securities (as defined in the Registration Rights Agreement) at all times during the period beginning on and including the Announcement Date and ending on and including the Adjusted Conversion Price Termination Date (the "Major Corporate Event Period"). At any time during the Major Corporate Event Period (whether or not the Registration Statement is effective and available), a holder of Preferred Shares shall have the right, but not the obligation, in its sole discretion to substitute the Alternative Conversion Price (as defined below) for the Conversion Price upon conversion of any Preferred Shares by designating in the Conversion Notice delivered upon conversion of such Preferred Shares that solely for the purposes of such conversion the holder is relying on the Alternative Conversion Price rather than the Conversion Price then in effect. A holder's election to rely on an Alternative Conversation Price for a particular conversion of Preferred Shares shall not obligate the holder to rely on an Alternative Conversion Price for any future conversions of Preferred Shares. "Alternative Conversion Price" means the average of the two lowest Closing Bid Prices of the Common Stock during the Alternative Pricing Period (as defined below); or, if the Alternative Pricing Period contains only one trading day, the Closing Bid Price of the Common Stock on such trading day; or, if the Conversion Date or other date of determination is the Announcement Date and if the Registration Statement is not effective and available for the resale of all the Registrable Securities at all times during the Major Corporate Event Period, the Closing Bid Price of the Common Stock on the Conversion Date or other date of determination. The "Alternative Pricing Period" means (I) if the Registration Statement is effective and available for the resale of all the Registrable Securities at all times during the Major Corporate Event Period, the 15 consecutive trading days immediately preceding the Conversion Date or other date of determination, or (II) if the Registration Statement is not effective and available for the resale of all the Registrable Securities at all times during the Major Corporate Event Period, the 15 consecutive trading days immediately preceding the Conversion Date or other date of determination or, if such Conversion Date or other date of determination is prior to the date which is 15 trading days after the Announcement Date, such fewer number of trading days during the period beginning on and including the Announcement Date and ending on but not including the Conversion Date or other date of determination.

              (8)  Notices.

                        (A) Immediately upon any adjustment of the Conversion Price, the Company will give written notice thereof to each holder of the Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

                        (B) The Company will give written notice to each holder of the Preferred Shares at least ten (10) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock, or (III) for determining rights to vote with respect to any Organic Change, dissolution or liquidation and in no event shall such notice be provided to such holder prior to such information being made known to the public.

                        (C) The Company will also give written notice to each holder of the Preferred Shares at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place and in no event shall such notice be provided to such holder prior to such information being made known to the public.

         (F) Purchase Rights. In addition to any adjustments of the Conversion Price pursuant to Section IV(E), if at any time after the Initial Issuance Date the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the holders of the Preferred Shares will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred Shares (without taking into account any limitations or restrictions on the timing or amount of conversions) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of the Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

         (G) Mechanics of Conversion. Subject to the Company's inability to fully satisfy its obligations under a Conversion Notice (as defined below) as provided for in Section VI:

              (1) Holder's Delivery Requirements. To convert Preferred Shares into full shares of Common Stock on any date (the "Conversion Date"), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., Eastern Time, on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company and its designated transfer agent (the "Transfer Agent"), and (B) if required by Section IV(G)(7), surrender to a common carrier, for delivery to the Company as soon as practicable following such date, the original certificate(s) representing the Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificate(s)").

              (2) Company's Response. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall (A) as soon as practicable, but in any event no later than the next Business Day send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder and (B) on the second Business Day following the date of receipt, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with The Depository Trust Company; provided, however, if the holder who submitted the Conversion Notice requested physical delivery of any or all of the Conversion Shares, then the Company shall, on or before the third Business Day following receipt of the Conversion Notice issue and deliver to such holder, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled pursuant to such request. If the number of Preferred Shares represented by the Preferred Stock Certificate(s) submitted for conversion is greater than the number of Preferred Shares being converted, then the Company shall, as soon as practicable and in no event later than five (5) Business Days after receipt of the Preferred Stock Certificate(s) and at its own expense, issue and deliver to the holder a new Preferred Stock Certificate representing the number of Preferred Shares not converted.

              (3) Dispute Resolution. In the case of a dispute as to the determination of the Closing Bid Price or the arithmetic calculation of the Conversion Rate, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within one (1) Business Day of receipt of such holder's Conversion Notice. If such holder and the Company are unable to agree upon the determination of the Closing Bid Price or arithmetic calculation of the Conversion Rate within one
(1) Business Day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall within one (1) Business Day submit via facsimile (A) the disputed determination of the Closing Bid Price to an independent, reputable investment bank (which investment bank has been approved by the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding, which approval shall not be unreasonably withheld), or (B) the disputed arithmetic calculation of the Conversion Rate to its independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than two (2) Business Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

              (4) Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

              (5) Company's Failure to Timely Convert. If within five Business Days after the Company's or the Transfer Agent's (as applicable) receipt of a facsimile copy of a Conversion Notice, the Company shall fail to issue a certificate for the number of shares of Common Stock to which a holder is entitled or to credit the holder's balance account with The Depository Trust Company for such number of shares of Common Stock to which the holder is entitled upon such holder's conversion of the Preferred Shares, pursuant to
Section IV(G)(2), in addition to all other available remedies which such holder may pursue hereunder and under the Securities Purchase Agreement (including indemnification pursuant to Section 8 thereof), the Company shall pay additional damages to such holder on each date after such fifth (5th) Business Day that such conversion is not timely effected in an amount equal to 0.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the holder on a timely basis pursuant to Section IV(G)(2) and to which such holder is entitled and (B) the Closing Bid Price of the Common
Stock on the last possible date which the Company could have issued such Common Stock to such holder without violating Section IV(G)(2).

              (6) Company's Failure to Issue Certificates. If within ten Business Days after the Company's receipt of the Preferred Stock Certificates to be converted and the Conversion Notice the Company shall fail to issue a new Preferred Stock Certificate representing the number of Preferred Shares to which such holder is entitled, pursuant to Section IV(G)(2), in addition to all other available remedies which such holder may pursue hereunder and under the Securities Purchase Agreement (including indemnification pursuant to Section 8 thereof), the Company shall pay additional damages to such holder on each date after such tenth (10th) Business Day that such delivery of such Preferred Stock Certificates is not timely effected in an amount equal to 0.5% of the product of (A) the number of shares of Common Stock issuable upon conversion of the Preferred Shares represented by such Preferred Stock Certificate as of the last possible date which the Company could have issued such Preferred Stock Certificate to such holder without violating Section IV(G)(2) and (B) the Closing Bid Price of the Common Stock on the last possible date which the Company could have issued such Preferred Stock Certificate to such holder without violating Section IV(G)(2).

              (7) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of Preferred Shares in accordance with the terms hereof, the holder thereof shall not be required to physically surrender the certificate representing the Preferred Shares to the Company unless the full number of Preferred Shares represented by the certificate are being converted. The holder and the Company shall maintain records showing the number of Preferred Shares so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the holder and the Company, so as not to require physical surrender of the certificate representing the Preferred Shares upon each such conversion. In the event of any dispute or discrepancy, such records of the Company shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if Preferred Shares represented by a certificate are converted as aforesaid, the holder may not transfer the certificate representing the Preferred Shares unless the holder first physically surrenders the certificate representing the Preferred Shares to the Company, whereupon the Company will forthwith issue and deliver upon the order of the holder a new certificate of like tenor, registered as the holder may request, representing in the aggregate the remaining number of Preferred Shares represented by such certificate. The holder and any assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares represented by such certificate may be less than the number of Preferred Shares stated on the face thereof. Each certificate for Preferred Shares shall bear the following legend:

              ANY TRANSFEREE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE COMPANY'S CERTIFICATE OF AMENDMENT, PREFERENCES AND RIGHTS OF THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION IV(G)(7) THEREOF. THE NUMBER OF PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF PREFERRED SHARES STATED ON THE FACE HEREOF PURSUANT TO SECTION IV(G)(7) OF THE CERTIFICATE OF AMENDMENT, PREFERENCES AND RIGHTS.

         (H) Mandatory Conversion or Redemption at Maturity. If any Preferred Shares remain outstanding on the Two Year Date, then the Preferred Shares shall be converted as of the Two Year Date in accordance with this Section IV as if the holders of such Preferred Shares had given a Conversion Notice on the Two Year Date (a "Maturity Date Mandatory Conversion") with respect to a number of Preferred Shares convertible into the maximum number of shares of Common Stock which can be issued without violating any of the provisions of Sections IV(A), Section XIII and Section XX (such Preferred Shares are referred to as the "Maturity Conversion Shares"); provided, however, that if the Company has issued any Additional Preferred Shares (as defined in the Securities Purchase Agreement) pursuant to the Securities Purchase Agreement and the Additional Registration Statement (as defined in the Registration Rights Agreement) is not effective and available for the resale of all of the Additional Registrable Securities (as defined in the Registration Rights Agreement) on each day during the period beginning 15 trading days prior to the Two Year Date and ending on and including the Two Year Date, then the Maturity Conversion Shares shall not include any Additional Preferred Shares. If the number of Maturity Conversion Shares is less than the number of Preferred Shares outstanding on the Two Year Date, then the Company shall redeem (a "Maturity Date Mandatory Redemption") that number of such outstanding Preferred Shares, if any, in excess of the number of Preferred Shares which could be converted on the Two Year Date without violating the provisions of Section XIII (the Preferred Shares to be redeemed pursuant to this provision are referred to as the "Maturity Redemption Shares") for an amount in cash per Maturity Redemption Share (the "Maturity Date Redemption Price") equal to the Conversion Amount on the Two Year Date. The Company shall pay to each holder of Maturity Redemption Shares, by wire transfer of immediately available funds, an amount per Maturity Redemption Share equal to the Maturity Date Redemption Price within five Business Days of the Two Year Date. If there is a Maturity Date Mandatory Redemption and the Company fails to redeem all of the Maturity Redemption Shares by payment of the Maturity Date Redemption Price within such five Business Days, then in addition to any remedy such holder of Preferred Shares may have under this Certificate of Amendment, the Securities Purchase Agreement or the Registration Rights Agreement, (X) the applicable Maturity Date Redemption Price payable in respect of such unredeemed Maturity Redemption Shares shall bear interest at the rate of 2.0% per month, prorated for partial months, until paid in full, and (Y) any holder of Maturity Redemption Shares for which the Company has not paid the Maturity Date Redemption Price shall have the option to convert, in whole or in part, but subject to Sections IV(A), XIII and XX, such Maturity Redemption Shares into shares of Common Stock in accordance with this Certificate of Amendment at any time prior to or on the Maturity Date. Subject to Sections IV(A), XIII and XX, during the period beginning on and including the date immediately following the Two Year Date and ending on and including the Maturity Date, a holder of Preferred Shares may convert such Preferred Shares (other than Maturity Redemption Shares which may only be converted in accordance with the preceding sentence) in accordance with this Certificate of Amendment. On the Maturity Date, all holders of Preferred Shares shall surrender all Preferred Stock Certificates, duly endorsed for cancellation, to the Company, provided that the Company has complied with its obligations under this Section IV(H) and Section IV(G). The Maturity Date shall be extended for any Preferred Shares until (1) five trading days after none of the following apply: (A) the conversion of such Preferred Shares would violate the provisions of Section IV(A), Section XIII or Section XX, (B) a Triggering Event (as defined below) shall have occurred and be continuing, or (C) an event shall have occurred and be continuing which with the passage of time and the failure to cure would result in a Triggering Event; (2) with respect to any Maturity Redemption Share, the Maturity Date Redemption Price has been paid to the holder of such Maturity Redemption Share; and (3) with respect to any Additional Preferred Shares, the Additional Registration Statement has been effective and available for the resale of all of the Additional Registrable Securities for 15 consecutive trading days beginning after the date which is 15 trading days prior to the Two Year Date; provided, however, that, if the Maturity Date is extended pursuant to this sentence solely because the conversion of such Preferred Shares would violate the provisions of Section IV(A) or Section XX, then the Maturity Date shall not be extended for such Preferred Shares to a date which is later than the date on which the conversion of such Preferred Shares was not limited by the provisions of
Section XX on each day during the prior 180 consecutive days after the Two Year Date (subject to extension pursuant to this sentence for any reason other than the limitations set forth in Section IV(A)). During the period, if any, beginning on the first day after the Two Year Date and ending on and including the Maturity Date (as extended), a holder of Preferred Shares shall have the right, but not the obligation, in its sole discretion to substitute the Maturity Alternate Price (as defined below) for the Conversion Price upon conversion of any Preferred Shares by designating in the Conversion Notice delivered upon conversion of such Preferred Shares that solely for the purposes of such conversion the holder is relying on the Maturity Alternate Price rather than the Conversion Price then in effect. A holder's election to rely on a Maturity Alternate Price for a particular conversion of Preferred Shares shall not obligate the holder to rely on a Maturity Alternate Price for any future conversions of Preferred Shares. "Maturity Alternate Price" means the Closing Bid Price of the Common Stock in effect on the Conversion Date or other date of determination.

         (I) Fractional Shares. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one Preferred Share by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

         (J) Taxes. The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of shares of Common Stock upon the conversion of the Preferred Shares; provided, however, that the Company shall not have any obligation to pay any such taxes in the nature of income or franchise taxes of the holder of such Preferred Shares or shares of Common Stock.

         (K) Conversion at the Option of the Company. At any time or times on or after (i) with respect to Preferred Shares issued on the Initial Issuance Date, the date which is one year after the Initial Issuance Date and (ii) with respect to Preferred Shares issued after the Initial Issuance Date, the later of (a) the date which is one year after the Initial Issuance Date and (b) the date which is 20 trading days after the date the Additional Registration Statement (as defined in the Registration Rights Agreement) is declared effective by the SEC (provided that the Additional Registration Statement was not filed with the SEC until after the applicable Additional Closing Date (as defined in the Securities Purchase Agreement)) ("Conversion Trigger Date"), the Company shall have the right, in its sole discretion but subject to the limitations set forth in Section IV(A), Section XIII and Section XX, to require that any or all of the outstanding Preferred Shares be converted ("Conversion at Company's Election") at the Conversion Price; provided that the Conditions to Conversion at Company's Election (as defined below) are satisfied. The Company shall exercise its right to Conversion at Company's Election by providing each holder of such Preferred Shares written notice ("Notice of Conversion at Company's Election") at least 30 days prior to the date selected by the Company for conversion ("Company's Election Conversion Date"). If the Company elects to require conversion of some, but not all, of such Preferred Shares, the Company shall convert an amount from each holder of such Preferred Shares equal to such holder's pro rata amount (based on the number of Preferred Shares held by such holder relative to the number of Preferred Shares outstanding on the Company's Election Conversion Date) of all Preferred Shares the Company is requiring to be converted. The Notice of Conversion at Company's Election shall indicate (x) the number of Preferred Shares the Company has selected for conversion, (y) the Company's Election Conversion Date, which date shall be not less than 30 or more than 40 days after each holder's receipt of such notice, and (z) each holder's pro rata share of outstanding Preferred Shares. All Preferred Shares selected for conversion in accordance with the provision of this Section IV(K) shall be converted as of the Company's Election Conversion Date, subject to the limitations set forth in Section IV(A), Section XIII and Section XX, in accordance with this Section IV as if the holders of such Preferred Shares selected by the Company to be converted had given a Conversion Notice for such Preferred Shares on the Company's Election Conversion Date. All holders of Preferred Shares shall thereupon and within two Business Days of the Company's Election Conversion Date surrender all Preferred Stock Certificates representing Preferred Shares selected for conversion, duly endorsed for cancellation, to the Company or the Transfer Agent. "Conditions to Conversion at Company's Election" means the following conditions: (i) on each day during the 20 consecutive trading days immediately preceding the date the Company delivers the Notice of Conversion at Company's Election to each holder of Preferred Shares (the "Company Conversion Notice Date"), the last reported sale price (as reported by Bloomberg) of the Common Stock is at least 250% of the Conversion Price of the Preferred Shares as of the Initial Issuance Date (subject to adjustment for stock splits, stock dividends, stock combinations, reverse stock splits and other similar transactions after the Initial Issuance
Date); (ii) the Company shall not have previously given a Notice of Conversion at Company's Election in the 365 days prior to such Notice of Conversion at Company's Election; (iii) on each day during the period beginning 20 trading days prior to the Company Conversion Notice Date and ending on and including the Company's Election Conversion Date, no Grace Period (as defined in the Registration Rights Agreement) shall have occurred and the Registration Statement shall be effective and available for the sale of no less than 150% of the sum of (A) the number of Conversion Shares then issuable upon the conversion of all outstanding Preferred Shares, including the Conversion Shares to be issued pursuant to the Conversion at the Company's Election and
(B) the number of Conversion Shares that are then held by the holders of the Preferred Shares; (iv) on each day during the period beginning 20 trading days prior to the Company Conversion Notice Date and ending on and including the Company's Election Conversion Date, the Common Stock is designated for quotation on AMEX and is not suspended from trading; (v) during the period beginning on the Initial Issuance Date and ending on and including the Company's Election Conversion Date, (a) the Company shall have delivered Conversion Shares upon conversion of the Preferred Shares on a timely basis as set forth in Section IV(G)(2) of this Certificate of Amendment and (b) no Triggering Event or Excluded Redemption Event shall have occurred; and (vi) the Company otherwise has satisfied its obligations under this Certificate of Amendment, the Securities Purchase Agreement and the Registration Rights Agreement and is not in default under any of this Certificate of Amendment, the Securities Purchase Agreement or the Registration Rights Agreement. Notwithstanding the above, any holder of Preferred Shares may convert such shares (including Preferred Shares selected for conversion) into Common Stock pursuant to Section IV(A) on or prior to the date immediately preceding the Company's Election Conversion Date. Nothing in this Section IV(K) affects rights of a holder to purchase Additional Preferred Shares (as defined in the Securities Purchase Agreement) pursuant to the Securities Purchase Agreement on, prior to or after a Company Conversion Notice Date or a Company's Election Conversion Date.

                      V. REDEMPTION AT OPTION OF HOLDERS

         (A) Redemption Option Upon Major Transaction. In addition to all other rights of the holders of Preferred Shares contained herein, simultaneous with or after the occurrence of a Major Transaction (as defined below), each holder of Preferred Shares shall have the right, at such holder's option, to require the Company to redeem all or a portion of such holder's Preferred Shares at a price per Preferred Share equal to the greater of (i) 120% of the Liquidation Value (as defined in Section X) and (ii) the product of (A) the Conversion Rate at such time, and (B) the Closing Bid Price on the date of the public announcement of such Major Transaction or the next date on which the exchange or market on which the Common Stock is traded is open if such public announcement is made (X) after 12:00 p.m. Eastern Time, on such date or (Y) on a date on which the exchange or market on which the Common Stock is traded is closed (the "Major Transaction Redemption Price").

         (B) Redemption Option Upon Triggering Event. In addition to all other rights of the holders of Preferred Shares contained herein, simultaneous with or after the occurrence of a Triggering Event (as defined below), each holder of Preferred Shares shall have the right, at such holder's option, to require the Company to redeem all or a portion of such holder's Preferred Shares at a price per Preferred Share equal to the greater of (i) 120% of the Liquidation Value and (ii) the product of (A) the Conversion Rate at such time, and (B) the greater of (I) the Closing Bid Price of the Common Stock on the trading day immediately preceding such Triggering Event or (II) the Closing Bid Price of the Common Stock on the date of the holder's delivery to the Company of a Notice of Redemption at Option of Buyer Upon Triggering Event (as defined below) or, if such date of delivery is not a trading day, the next date on which the exchange or market on which the Common Stock is traded is open (the "Triggering Event Redemption Price" and, collectively with the Major Transaction Redemption Price, the "Redemption Price").

         (C) "Major Transaction". Subject to the Excluded Redemption Events (as defined below) pursuant to Section V(H), each of the following events shall constitute a "Major Transaction:"

              (1) the consolidation, merger or other business combination of the Company with or into another Person (other than (A) a consolidation, merger or other business combination in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company);

              (2) the sale or transfer of all or substantially all of the Company's assets; or

              (3) a purchase, tender or exchange offer made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock.

         (D)  "Triggering Event". Subject to the Excluded Redemption
Events pursuant to Section V(H), each of the following events shall constitute a "Triggering Event:"

              (1) the failure of the Registration Statement (as defined in the Registration Rights Agreement) to be declared effective by the SEC on or prior to the date that is 180 days after the applicable Issuance Date;

              (2) while the Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the holder of the Preferred Shares for sale of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten consecutive trading days or for an aggregate of fifteen trading days in any 365 day period;

              (3) the suspension or halting from trading, the suspension from listing or the delisting of the Common Stock from AMEX, for a period of five consecutive days or for an aggregate of ten trading days in any 365 day period;

              (4) the Company's failure to deliver Conversion Shares within 10 days of the Conversion Date or the Company's notice to any holder of Preferred Shares, including by way of public announcement, at any time, of its intention not to comply with proper requests for conversion of any Preferred Shares into shares of Common Stock, including due to any of the reasons set forth in
Section VI(A) below;

              (5) upon the Company's receipt of a Conversion Notice, the Company shall not be obligated to issue the Conversion Shares due to the provisions of Section XIII;

              (6) the Company shall have failed to make any Excluded Redemption Event Daily Payment (as defined below) in a timely manner in accordance with Section V(I) or the Company shall have failed to give an Excluded Redemption Option Election Notice (as defined below) within one (1) day of receipt of the Holders' Excluded Redemption Event Notice (as defined below); or

              (7) the Company breaches any representation, warranty, covenant or other term or condition of the Securities Purchase Agreement, the Registration Rights Agreement, this Certificate of Amendment or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby, except to the extent that such breach would not have a Material Adverse Effect (as defined in Section 3(a) of the Securities Purchase Agreement) and except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least 10 days.

         (E) Mechanics of Redemption at Option of Buyer Upon Major Transaction. No sooner than 15 days nor later than 10 days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice thereof via facsimile and overnight courier (a "Notice of Major Transaction") to each holder of Preferred Shares. At any time after receipt of a Notice of Major Transaction (or, in the event a Notice of Major Transaction is not delivered at least 10 days prior to a Major Transaction, at any time on or after the date which is 10 days prior to a Major Transaction), any holder of the Preferred Shares then outstanding may require the Company to redeem all or a portion of the holder's Preferred Shares then outstanding by delivering written notice thereof via facsimile and overnight courier (a "Notice of Redemption at Option of Buyer Upon Major Transaction") to the Company, which Notice of Redemption at Option of Buyer Upon Major Transaction shall indicate
(i) the number of Preferred Shares that such holder is submitting for redemption, and (ii) the applicable Major Transaction Redemption Price, as calculated pursuant to Section V(A). Notwithstanding the foregoing, the holders shall not be entitled to deliver a Notice of Redemption at Option of Buyer Upon Major Transaction if the Registration Statement is effective and available for the resale of all the Registrable Securities at all times during the period beginning on and including the Announcement Date and ending on and including the Adjusted Conversion Price Termination Date.

         (F) Mechanics of Redemption at Option of Buyer Upon Triggering Event. Within one (1) day after the occurrence of a Triggering Event, the Company shall deliver written notice thereof via facsimile and overnight courier (a "Notice of Triggering Event") to each holder of Preferred Shares. At any time after the earlier of a holder's receipt of a Notice of Triggering Event and such holder becoming aware of a Triggering Event, any holder of Preferred Shares then outstanding may require the Company to redeem all or a portion of the holder's Preferred Shares then outstanding by delivering written notice thereof via facsimile and overnight courier (a "Notice of Redemption at Option of Buyer Upon Triggering Event") to the Company, which Notice of Redemption at Option of Buyer Upon Triggering Event shall indicate (i) the number of Preferred Shares that such holder is submitting for redemption, and (ii) the applicable Triggering Event Redemption Price, as calculated pursuant to
Section V(B). Notwithstanding the foregoing, if (A) the Triggering Event is one described in Section V(D)(2) above, and (B) such lapse discontinues and a holder of Preferred Shares receives notice from the Company that the lapse in the effectiveness of the registration statement no longer continues prior to such holder's delivery to the Company of the holder's Notice of Redemption at Option of Buyer Upon Triggering Event, then the holder shall no longer have the right to deliver a Notice of Redemption at Option of Buyer Upon Triggering Event to the Company with respect to such lapse.

         (G) Payment of Redemption Price. Upon the Company's receipt of a Notice(s) of Redemption at Option of Buyer Upon Triggering Event or a Notice(s) of Redemption at Option of Buyer Upon Major Transaction from any holder of Preferred Shares, the Company shall immediately notify each holder of Preferred Shares by facsimile of the Company's receipt of such Notice(s) of Redemption at Option of Buyer Upon Triggering Event or Notice(s) of Redemption at Option of Buyer Upon Major Transaction and each holder which has sent such a notice shall promptly submit, if required by Section IV(G)(7), to the Company or its Transfer Agent such holder's Preferred Stock Certificates which such holder has elected to have redeemed. The Company shall deliver the applicable Triggering Event Redemption Price, in the case of a redemption pursuant to Section V(F), to such holder within five (5) Business Days after the Company's receipt of a Notice of Redemption at Option of Buyer Upon Triggering Event and, in the case of a redemption pursuant to Section V(E), the Company shall deliver the applicable Major Transaction Redemption Price simultaneous with the consummation of the Major Transaction; provided that, if required by Section IV(G)(7), a holder's Preferred Stock Certificates shall have been so delivered to the Company; provided further that if the Company is unable to redeem all of the Preferred Shares to be redeemed, the Company shall redeem an amount from each holder of Preferred Shares being redeemed equal to such holder's pro-rata amount (based on the number of Preferred Shares held by such holder relative to the number of Preferred Shares outstanding) of all Preferred Shares being redeemed. If the Company shall fail to redeem all of the Preferred Shares submitted for redemption (other than pursuant to a dispute as to the arithmetic calculation of the Redemption Price), in addition to any remedy such holder of Preferred Shares may have under this Certificate of Amendment, the Securities Purchase Agreement and the Registration Rights Agreement, the applicable Redemption Price payable in respect of such unredeemed Preferred Shares shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full. Until the Company pays such unpaid applicable Redemption Price in full to a holder of Preferred Shares submitted for redemption, such holder shall have the option (the "Void Optional Redemption Option") to, in lieu of redemption, require the Company to promptly return to such holder(s) all of the Preferred Shares that were submitted for redemption by such holder(s) under this Section V and for which the applicable Redemption Price has not been paid, by sending written notice thereof to the Company via facsimile (the "Void Optional Redemption Notice"). Upon the Company's receipt of such Void Optional Redemption Notice(s) prior to payment of the full applicable Redemption Price to such holder, (i) the Notice(s) of Redemption at Option of Buyer Upon Triggering Event or the Notice(s) of Redemption at Option of Buyer Upon Major Transaction, as the case may be, shall be null and void with respect to those Preferred Shares submitted for redemption and for which the applicable Redemption Price has not been paid, (ii) the Company shall immediately return any Preferred Shares submitted to the Company by each holder for redemption under this Section V(G) and for which the applicable Redemption Price has not been paid and (iii) at such holder's option, the Conversion Price of such returned Preferred Shares shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Void Optional Redemption Notice(s) is delivered to the Company and (B) the lowest Closing Bid Price during the period beginning on the date on which the Notice(s) of Redemption at Option of Buyer Upon Major Transaction or the Notice(s) of Redemption at Option of Buyer Upon Triggering event, as the case may be, is delivered to the Company and ending on the date on which the Void Optional Redemption Notice(s) is delivered to the Company; provided that no adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect. Notwithstanding the foregoing, in the event of a dispute as to the determination of the Closing Bid Price or the arithmetic calculation of the Redemption Price, such dispute shall be resolved pursuant to Section IV(G)(3) above with the term "Redemption Price" being substituted for the term "Conversion Rate". A holder's delivery of a Void Optional Redemption Notice and exercise of its rights following such notice shall not effect the Company's obligations to make any payments which have accrued prior to the date of such notice. Payments provided for in this
Section V shall have priority to payments to other stockholders in connection with a Major Transaction.

         (H) Events Excluded from Redemption Provisions. Notwithstanding anything to the contrary set forth in Section V, Section VI(A)(1) or Section VI(A)(2), the following events shall be excluded from the definitions of Major Transaction and Triggering Event (individually, an "Excluded Redemption Event" and, collectively, the "Excluded Redemption Events") (except that if an event described in subclause (1), (2), (3) or (4) of this Section V(H) has occurred prior to the Two Year Date and is continuing on the Two Year Date, or an event shall have occurred prior to the Two Year Date and is continuing on the Two Year Date which with the passage of time and the failure to cure would result in an event described in subclause (1), (2), (3) or (4) of this Section V(H), or an event described in subclause (1), (2), (3) or (4) of this Section V(H) occurs on or after the Two Year Date, then on and after the Two Year Date such event shall no longer be an Excluded Redemption Event and shall be a Triggering Event (or, in the case of subparagraph (4) of this Section V(H), a Major Transaction), or an event which with the passage of time and the failure to cure would be a Triggering Event):

              (1) the failure of the Registration Statement to be declared effective by the SEC on or prior to the date that is 180 days after the applicable Issuance Date, provided that the Company has used and continues to use its best efforts to have such Registration Statement declared effective by the SEC;

              (2) while the Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the holder of the Preferred Shares for sale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten consecutive trading days, provided that the Company has used its best efforts to maintain the effectiveness of such Registration Statement and has not taken voluntary action or voluntarily failed to take any action which has directly or indirectly caused the Registration Statement to lapse or become unavailable for the sale of all the Registrable Securities pursuant to the terms of the Registration Rights Agreement;

              (3) the suspension or halting from trading, suspension from listing or the delisting of the Common Stock from AMEX for a period of five consecutive days or for an aggregate of ten trading days in any 365 day period, provided that the Company (A) has used its best efforts to maintain the listing of the Common Stock on such exchange and has not taken any voluntary action or has voluntarily failed to take any action which has resulted in the delisting of the Common Stock or the suspension of the Common Stock from trading or (B) has voluntarily delisted the Common Stock because the Company is not permitted to issue shares of Common Stock to a holder of Preferred Shares upon conversion of such Preferred Shares due to the Exchange Cap and the Company delists the Common Stock so that the Exchange Cap limitations no longer apply; and

              (4) a purchase, tender or exchange offer made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock which is not approved or recommended by the Company's Board of Directors.

As soon as practicable but in no event later than one (1) day after the occurrence of an Excluded Redemption Event, the Company shall deliver written notice thereof via facsimile and overnight courier (a "Company's Excluded Redemption Event Notice") to each holder of Preferred Shares. At any time during the period beginning after the earlier of the holders' receipt of a Company's Excluded Redemption Event Notice and such holders becoming aware of an Excluded Redemption Event and ending on the date which is thirty (30) days after the holders' receipt of a Company's Excluded Redemption Event Notice, the holders of a majority of the Preferred Shares then outstanding may require the Company to satisfy its obligations under Section V(I) by delivering written notice thereof via facsimile and overnight courier (a "Holders' Excluded Redemption Event Notice") to the Company. The Company shall within one (1) day of its receipt of the Holders' Excluded Redemption Event Notice provide each holder with written notice via facsimile and overnight courier (a "Excluded Redemption Option Election Notice") which notice shall specify the option which the Company has elected to exercise pursuant to and in accordance with Section V(I).

         (I) Rights of the Holders of the Preferred Shares upon the Occurrence of an Excluded Redemption Event. In addition to any other remedies the holders of the Preferred Shares may have at law or in equity, if an Excluded
Redemption Event occurs and the holders of the Preferred Shares have provided the Company with a Holders' Excluded Redemption Event Notice, then the
Company, at its option, shall either (1) pay to each holder of Preferred
Shares the Redemption Price for each outstanding share of Preferred Stock held by such holder pursuant to and in accordance with Section V(G) or (2) if:

                     (a) the Excluded Redemption Event is pursuant to Section V(H)(1), then (i) beginning on and including the first day following the receipt by the Company of a Holders' Excluded Redemption Event Notice, the Company shall pay to each holder of Preferred Shares an Excluded Redemption Event Daily Payment (as defined below) on each day that such Excluded Redemption Event continues, provided, however, that the Company shall not be obligated to make an Excluded Redemption Event Daily Payment pursuant to this
Section V(I) for more than 20 days in any 365 day period and (ii) immediately upon the occurrence of such an Excluded Redemption Event (and from time to time as applicable), the Conversion Price of the Preferred Shares shall be permanently adjusted (subject to further adjusted pursuant to this Certificate of Amendment) to equal the lesser of (y) the Conversion Price in effect for such Preferred Shares on the date which is 180 days after the applicable Issuance Date or (z) the product of (I) the Payment Limitation Reduction Percentage (as defined below) multiplied by (J) .80 multiplied by (K) the lowest Market Price during the period beginning on and including the date which is 180 days after the applicable Issuance Date and ending on and including the date the Registration Statement is declared effective by the SEC;

                     (b) the Excluded Redemption Event is pursuant to Section V(H)(2), then (i) beginning on and including the first day following the receipt by the Company of a Holders' Excluded Redemption Event Notice, the Company shall pay to each holder of Preferred Shares an Excluded Redemption Event Daily Payment on each day that such Excluded Redemption Event continues, provided, however, that the Company shall not be obligated to make an Excluded Redemption Event Daily Payment pursuant to this Section V(I) for more than 20 days in any 365 day period and (ii) immediately upon the occurrence of such an Excluded Redemption Event (and from time to time as applicable), the Conversion Price of the Preferred Shares shall be permanently adjusted (subject to further adjustment pursuant to this Certificate of Amendment) to equal the lesser of (y) the Conversion Price in effect for such Preferred Shares on the date of the initial occurrence of the Excluded Redemption Event (the "Occurrence Date") or (z) the product of (I) the Payment Limitation Reduction Percentage multiplied by (J) .80 multiplied by (K) the lowest Market Price during the period beginning on and including the Occurrence Date and ending on and including the date that the Company cures such Excluded Redemption Event;

                     (c) the Excluded Redemption Event is pursuant to Section V(H)(3), then (i) beginning on and including the first day following the receipt by the Company of a Holders' Excluded Redemption Event Notice, the Company shall pay to each holder of Preferred Shares an Excluded Redemption Event Daily Payment on each day that such Excluded Redemption Event continues, provided, however, that the Company shall not be obligated to make an Excluded Redemption Event Daily Payment pursuant to this Section V(I) for more than 20 days in any 365 day period, and (ii) immediately upon the occurrence of such Excluded Redemption Event (and from time to time as applicable), the Conversion Price of the Preferred Shares shall be permanently adjusted (subject to further adjustment pursuant to this Certificate of Amendment) to equal the product of (x) the Payment Limitation Reduction Percentage multiplied by (y) .80 multiplied by (z) the lesser of (A) the Conversion Price of the Preferred Shares as in effect on the Occurrence Date and (B) the lowest Market Price during the period beginning on and including the Occurrence Date and ending on the 45th trading day following the Occurrence Date (provided that such 45 trading day period will be extended by one trading day for each day on which there is no closing bid price or closing trade price reported by Bloomberg or no bid prices of any market makers reported by the National Quotation Bureau, Inc. in the "pink sheets" for the Company's securities);

                     (d) the Excluded Redemption Event is pursuant to Section V(H)(4), then (i) beginning on and including the first day following the receipt by the Company of a Holders' Excluded Redemption Event Notice, the Company shall pay to each holder of Preferred Shares an Excluded Redemption Event Daily Payment on each day that such Excluded Redemption Event continues, provided, however, that the Company shall not be obligated to make an Excluded Redemption Event Daily Payment pursuant to this Section V(I) for more than 20 days in any 365 day period and (ii) immediately upon the occurrence of such an Excluded Redemption Event (and from time to time as applicable), the Conversion Price of the Preferred Shares shall be permanently adjusted (subject to further adjustment pursuant to this Certificate of Amendment) to equal the lesser of (y) the Conversion Price in effect for such Preferred Shares on the Occurrence Date or (z) the product of (I) the Payment Limitation Reduction Percentage multiplied by (J) .80 multiplied by (K) the lowest Market Price during the period beginning on and including the date on which the purchase, tender or exchange offer (referred to in Section V(H)(4)) was first publically announced and ending on and including the date such purchase, tender or exchange offer was publicly announced as being consummated, abandoned or terminated.

"Excluded Redemption Event Daily Payment" shall mean the payment to each holder of Preferred Shares, by the Company, of an amount in cash per Preferred Share equal to one percent (1%) of the Liquidation Value. "Payment Limitation Reduction Percentage" shall mean (I) 85%, with respect to any Excluded Redemption Event other than the first Excluded Redemption Event to occur during any 365 day period, provided that the Company shall have made an Excluded Redemption Event Daily Payment in accordance with the terms of this
Section V(I) on at least 20 days in such 365 day period or (II) 100%, otherwise.

                        VI. INABILITY TO FULLY CONVERT

         (A) Holder's Option if Company Cannot Fully Convert. If, upon the Company's receipt of a Conversion Notice or on the Maturity Date, the Company can not issue shares of Common Stock registered for resale under the Registration Statement for any reason, including, without limitation, because the Company (1) does not have a sufficient number of shares of Common Stock authorized and available, (2) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its Securities, including without limitation the Exchange Cap (as defined in Section XIV below), from issuing all of the shares of Common Stock which are to be issued to a holder of Preferred Shares pursuant to a Conversion Notice or (3) fails to have a sufficient number of shares of Common Stock registered for resale under the Registration Statement, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice and pursuant to Section IV(G) and, with respect to the unconverted Preferred Shares, the holder, solely at such holder's option, can elect to:

               (1) require the Company to redeem from such holder those Preferred Shares for which the Company is unable to issue Common Stock in accordance with such holder's Conversion Notice ("Mandatory Redemption") at a price per Preferred Share (the "Mandatory Redemption Price") equal to the product of (A) the Conversion Rate and (B) the Closing Bid Price as of such Conversion Date;

               (2) if the Company's inability to fully convert Preferred Shares is pursuant to clause (3) of Section VI(A) above, require the Company to issue restricted shares of Common Stock in accordance with such holder's Conversion Notice and pursuant to Section IV(G); or

               (3) void its Conversion Notice and retain or have returned, as the case may be, the nonconverted Preferred Shares that were to be converted pursuant to such holder's Conversion Notice (provided that a holder's voiding its Conversion Notice shall not effect the Company's obligations to make any payments which have accrued prior to the date of such notice).

         (B) Mechanics of Fulfilling Holder's Election. The Company shall immediately send via facsimile to a holder of Preferred Shares, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section VI(A), a notice of the Company's inability to fully satisfy such holder's Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate
(1) the reason why the Company is unable to fully satisfy such holder's Conversion Notice, (2) the number of Preferred Shares which cannot be converted and (3) the applicable Mandatory Redemption Price. Such holder shall within 10 Business Days of receipt of such Inability to Convert Notice notify the Company of its election pursuant to Section VI(A) above by delivering written notice via facsimile to the Company ("Notice in Response to Inability to Convert").

         (C) Payment of Mandatory Redemption Price. If such holder shall elect to have its Preferred Shares redeemed pursuant to Section VI(A)(1), the Company shall pay the Mandatory Redemption Price in cash to such holder within ten days of the Company's receipt of the holder's Notice in Response to Inability to Convert. If the Company shall fail to pay the applicable
Mandatory Redemption Price to such holder on a timely basis as described in this Section VI(C) (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Redemption Price), in addition to any remedy such holder of Preferred Shares may have under this Certificate of Amendment, the Securities Purchase Agreement and the Registration Rights Agreement, such unpaid amount shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full. Until the full Mandatory Redemption Price is paid in full to such holder, such holder may void the Mandatory Redemption with respect to those Preferred Shares for which the full Mandatory Redemption Price has not been paid and (1) receive back such Preferred Shares and (2) the Conversion Price of such returned Preferred Shares shall be adjusted to the lesser of (a) the Conversion Price in effect on the date on which the holder voided the Mandatory Redemption and (b) the lowest Closing Bid Price during the period beginning on the Conversion Date and ending on the date the holder voided the Mandatory Redemption. Notwithstanding the foregoing, if the Company fails to pay the applicable Mandatory Redemption Price within such ten-day period due to a dispute as to the determination of the arithmetic calculation of the Redemption Price, such dispute shall be resolved pursuant to Section IV(G)(3) with the term "Redemption Price" being substituted for the term "Conversion Rate".

         (D) Pro-rata Conversion and Redemption. In the event the Company receives a Conversion Notice, Notice of Redemption at Option of Buyer Upon Major Transaction or Notice of Redemption at Option of Buyer Upon Triggering Event from more than one holder of Preferred Shares on the same day and the Company can convert and/or redeem some, but not all, of the Preferred Shares pursuant to this Section VI, the Company shall convert and redeem from each holder of Preferred Shares electing to have Preferred Shares converted and redeemed at such time an amount equal to such holder's pro-rata amount (based on the number of Preferred Shares held by such holder relative to the number of Preferred Shares outstanding) of all Preferred Shares being converted and redeemed at such time.

         (E) Senior Secured Note. If a redemption voided pursuant to Sections V(G) or VI(C) was caused by the Company's inability to fully convert Preferred Shares as a result of the Exchange Cap, and if so directed by the holders of a majority of the Preferred Shares then outstanding, the Company shall issue to each holder of Preferred Shares in exchange for such holder's Preferred Shares a senior secured note in the amount of the applicable redemption price of such holder's Preferred Shares (collectively, the "Notes"). The Notes shall have a term of one week, shall be senior to any other of the Company's indebtedness and shall contain other mutually acceptable credit terms.

                        VII. REISSUANCE OF CERTIFICATES

         Subject to Section IV(G)(7), in the event of a conversion or redemption pursuant to this Certificate of Amendment of less than all of the Preferred Shares represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Preferred Shares a preferred stock certificate representing the remaining Preferred Shares which have not been so converted or redeemed.

                          VIII. RESERVATION OF SHARES

         The Company shall, so long as any of the Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares then outstanding (without regard to any limitations on conversions); provided that the number of shares of Common Stock so reserved shall at no time be less than 200% of the number of shares of Common Stock for which the Preferred Shares are at any time convertible (without regard to any limitations on conversions). The initial number of shares of Common Stock reserved for conversions of the Preferred Shares and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Preferred Shares based on the number of Preferred Shares held by each holder at the time of issuance of the Preferred Shares or increase in the number of reserved shares, as the case may be. In the event a holder shall sell or otherwise transfer any of such holder's Preferred Shares, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and which remain allocated to any person or entity which does not hold any Preferred Shares shall be allocated to the remaining holders of Preferred Shares, pro rata based on the number of Preferred Shares then held by such holder.

                               IX. VOTING RIGHTS

         Holders of Preferred Shares shall have no voting rights, except as required by law, including but not limited to the New York Business Corporation Law of the State of New York, and as expressly provided in this Certificate of Amendment.

                    X. LIQUIDATION, DISSOLUTION, WINDING-UP

         In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "Preferred Funds"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Preferred Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Preferred Share equal to the sum of (i) $10,000 and (ii) the Additional Amount (such sum being referred to as the "Liquidation Value"); provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Preferred Shares as to payments of Preferred Funds (the "Pari Passu Shares"), then each holder of Preferred Shares and Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a liquidation preference, in accordance with their respective Certificate of Amendment, Preferences and Rights, as a percentage of the full amount of Preferred Funds payable to all holders of Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of all or substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein; provided that a holder of Preferred Shares shall be entitled to all amounts previously accrued with respect to amounts owed hereunder.

                       XI. PREFERRED RANK; PARTICIPATION

         (A) All shares of Common Stock shall be of junior rank, and all Series B Shares shall be of equal rank, to all Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. The rights of the shares of Common Stock shall be subject to the preferences and relative rights of the Preferred Shares and Series B Shares. Without the prior express written consent of the holders of not less than two-thirds (2/3) of the then outstanding Preferred Shares, the Company shall not hereafter authorize or issue additional or other capital stock that is of rank senior to the Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. Without the prior express written consent of the holders of not less than two-thirds (2/3) of the then outstanding Preferred Shares, the Company shall not hereafter authorize or make any amendment to the Company's Certificate of Incorporation or bylaws, or file any resolution of the board of directors of the Company with the Secretary of State of the State of New York containing any provisions, which would adversely affect or otherwise impair the rights or relative priority of the holders of the Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Company with or into another corporation, the Preferred Shares shall maintain their relative powers, Amendments and preferences provided for herein and no merger shall result inconsistent therewith.

         (B) Subject to the rights of the holders, if any, of the Pari Passu Shares, the holders of the Preferred Shares shall, as holders of Preferred Stock, be entitled to such dividends paid and distributions made to the holders of Common Stock to the same extent as if such holders of Preferred Shares had converted the Preferred Shares into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

               XII. RESTRICTION ON REDEMPTION AND CASH DIVIDENDS
                      WITH RESPECT TO OTHER CAPITAL STOCK

         For so long as at least 50 of the Preferred Shares remain outstanding, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, its Common Stock, other than cash dividends or distributions payable out of earned surplus or net profits for the current or the immediately preceding year, without the prior express written consent of the holders of not less than two-thirds (2/3) of the then outstanding Preferred Shares.

                XIII. LIMITATION ON NUMBER OF CONVERSION SHARES

         Notwithstanding any other provision herein, the Company shall not be obligated to issue any shares of Common Stock upon conversion of the Preferred Shares if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon Conversion of the Preferred Shares (the "Exchange Cap") without breaching the Company's obligations, if any, under the rules or regulations of the AMEX or such exchange on which the stock is then traded except that such limitation shall not apply in the event that the Company (a) obtains the approval of its stockholders as required by applicable rules and regulations of the AMEX or such other exchange on which the stock is then traded for issuances of Common Stock in excess of such amount or (b) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the holders of a majority of the Preferred Shares then outstanding. Until such approval or written opinion is obtained, no purchaser of Preferred Shares pursuant to the Securities Purchase Agreement (the "Purchasers") shall be issued, upon conversion of Preferred Shares, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap amount multiplied by (ii) a fraction, the numerator of which is the number of Preferred Shares issued to such Purchaser pursuant to the Securities Purchase Agreement and the denominator of which is the aggregate amount of all the Preferred Shares issued to the Purchasers pursuant to the Securities Purchase Agreement (the "Cap Allocation Amount"). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Preferred Shares, the transferee shall be allocated a pro rata portion of such Purchaser's Cap Allocation Amount. In the event that any holder of Preferred Shares shall convert all of such holder's Preferred Shares into a number of shares of Common Stock which, in the aggregate, is less than such holder's Cap Allocation Amount, then the difference between such holder's Cap Allocation Amount and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Preferred Shares on a pro rata basis in proportion to the number of Preferred Shares then held by each such holder.

          XIV. VOTE TO CHANGE THE TERMS OF OR ISSUE PREFERRED SHARES

         The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the holders of not less than two-thirds (2/3) of the then outstanding Preferred Shares, shall be required for (a) any change to this Certificate of Amendment or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, Amendments, preferences and rights of the Preferred Shares, or (b) any issuance of Preferred Shares other than pursuant to the Securities Purchase Agreement.

                        XV. LOST OR STOLEN CERTIFICATES

         Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Preferred Shares, and, in the case of loss, theft or destruction, of an indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Preferred Stock Certificates if the holder contemporaneously requests the Company to convert such Preferred Shares into Common Stock.

             XVI. REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS,
                        BREACHES AND INJUNCTIVE RELIEF

         The remedies provided in this Certificate of Amendment shall be cumulative and in addition to all other remedies available under this Certificate of Amendment, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Amendment. The Company covenants to each holder of Preferred Shares that there shall be no characterization concerning this instrument other than as expressly described herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Preferred Shares and that the remedy at law for any such breach will be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holders of the Preferred Shares shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

             XVII. SPECIFIC SHALL NOT LIMIT GENERAL; CONSTRUCTION

          No specific provision contained in this Certificate of Amendment shall limit or modify any more general provision contained herein. This Certificate of Amendment shall be deemed to be jointly drafted by the Company and all holders of Preferred Shares and shall not be construed against any person as the drafter hereof.

                    XVIII. FAILURE OR INDULGENCE NOT WAIVER

         No failure or delay on the part of a holder of Preferred Shares in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

                                  XIX. NOTICE

         Whenever notice is required to be given, it shall be given in accordance with Section 9(f) of the Securities Purchase Agreement.

                    XX. LIMITATION ON BENEFICIAL OWNERSHIP

         The Company shall not effect any conversion of Preferred Shares, and no holder of Preferred Shares shall have the right to convert any Preferred Shares, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such Person's affiliates) would have acquired, through conversion of Preferred Shares or otherwise, beneficial ownership of a number of shares of Common Stock during the 60-day period ending on and including the Conversion Date of such conversion (the "60 Day Period"), that, when added to the number of shares of Common Stock beneficially owned by such Person (together with such Person's affiliates) at the beginning of the 60 Day Period, exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by a Person and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Shares with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, unconverted Preferred Shares beneficially owned by such Person or any of its affiliates, (B) conversion of any unconverted Series B Shares or exercise of any unexercised Series B Warrants beneficially owned by the holders and its affiliates and (C) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants or convertible preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Person or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section XX, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section XX, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For purposes of compliance with this Section XX, upon the written or oral request of any holder, the Company shall reasonably promptly confirm orally and in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to conversions of Preferred Shares and the Series B Shares and exercise of the Series B Warrants by such holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.


                                  * * * * * *

         4. This Amendment to Article Third of the Certificate of
Incorporation of the Corporation was authorized by a resolution of the Board of Directors of the Corporation duly adopted on October 3, 2000.

         IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed by John N. Andrea, its Co-Chief Executive Officer, as of ____________, 2000.

                                       ANDREA ELECTRONICS CORPORATION

                                       By:
                                          -------------------------------
                                       Name:  John N. Andrea
                                       Title:  Co-Chief Executive Officer

                                   EXHIBIT I

                        ANDREA ELECTRONICS CORPORATION
                               CONVERSION NOTICE

Reference is made to the Certificate of Amendment of the Certificate of Incorporation of Andrea Electronics Corporation, a New York corporation (the "Company") setting forth the Amendments, preferences and rights of Series C Convertible Preferred Stock (the "Certificate of Amendment"). In accordance with and pursuant to the Certificate of Amendment, the undersigned hereby elects to convert the number of shares of Series C Convertible Preferred Stock, par value $0.01 per share (the "Preferred Shares"), of the Company, indicated below into shares of common stock, par value $0.50 per share (the "Common Stock").

         Date of Conversion:
                                ---------------------------------------------

         Number of Preferred Shares to be converted:
                                                       ----------------------

         Stock certificate no(s). of Preferred Shares to be converted:
                                                                       ---------

Please confirm the following information:

         Conversion Price:
                                ---------------------------------------------

         Number of shares of Common Stock
         to be issued:
                                ----------------------------------------------

         Is the Variable Price being relied on pursuant to Section IV(E)(4) of
         the Certificate of Amendment? (check one)  YES ____    NO ____

         Is the Alternative Conversion Price being relied on pursuant to
         Section IV(E)(7) of the Certificate of Amendment?  (check one)
         YES ____    NO ____

         Is the Maturity Alternate Price being relied on pursuant to Section IV(H) of the Certificate of Amendment? (check one) YES ____ NO ____

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

         Issue to:
                                 ---------------------------------------------
                                 ---------------------------------------------
                                 ---------------------------------------------
                                 ---------------------------------------------

         Facsimile Number:
                                 ---------------------------------------------

         Authorization:
                           ---------------------------------------------------
                                      By:
                                        --------------------------------------
                                      Title:
                                           -----------------------------------

         Dated:
                            --------------------------------------------------

         Account Number:
           (if electronic book entry transfer):
                                                 -----------------------------

         Transaction Code Number
           (if electronic book entry transfer):
                                                 -----------------------------

                                ACKNOWLEDGMENT


         The Company hereby acknowledges this Conversion Notice and hereby directs [TRANSFER AGENT] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _____________, 2000 from the Company and acknowledged and agreed to by [TRANSFER AGENT].

                                    ANDREA ELECTRONICS CORPORATION

                                    By:
                                        -------------------------------------
                                    Name:
                                        --------------------------------------
                                    Title:
                                        ---------------------------------------

                                                                   Exhibit 4.1

                         REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of October 5, 2000, by and among ANDREA ELECTRONICS CORPORATION, a New York corporation, with headquarters located at 45 Melville, New York, 11747 (the "Company"), and the undersigned Buyer (the "Buyer").

     WHEREAS:

     A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyer 750 shares of the Company's Series C Convertible Preferred Stock, par value $0.01 per share (the "Initial Preferred Shares"), which will be convertible into shares (as converted, the "Initial Conversion Shares") of the Company's common stock, par value $0.50 per share (the "Common Stock"), in accordance with the terms of the Company's Certificate of Amendment of the Certificate of Incorporation of the Company (the "Certificate of Amendment").

     B. In connection with the Securities Purchase Agreement, the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyer up to 250 shares of Preferred Stock (the "Additional Preferred Shares" and, collectively with the Initial Preferred Shares, the "Preferred Shares"), which will be convertible into Common Stock (as converted, the "Additional Conversion Shares" and, collectively with the Initial Conversion Shares, the "Conversion Shares") in accordance with the Certificate of Amendment.

     C. To induce the Buyer to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

     1. DEFINITIONS.

     As used in this Agreement, the following terms shall have the following meanings:

          a. "Investor" means a Buyer and any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

          b. "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

          c. "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

          d. "Registrable Securities" means (i) the Conversion Shares issued or issuable upon conversion of the Preferred Shares and (ii) any shares of capital stock issued or issuable with respect to the Conversion Shares or the Preferred Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of Preferred Shares.

          e. "Initial Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering Registrable Securities relating to the Initial Preferred Shares.

          f. "Additional Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering Registrable Securities relating to the Additional Preferred Shares.

          g. "Registration Statement" means the Initial Registration Statement and the Additional Registration Statement, as applicable.

          h. "Effectiveness Deadline" means the Initial Effectiveness Deadline or the Additional Effectiveness Deadline, as applicable.

     2. REGISTRATION.

          a. Mandatory Registration.

               (i) Initial Mandatory Registration. The Company shall prepare, and, as soon as practicable, but in no event later than 60 days after the Initial Closing Date (the "Initial Filing Deadline"), file with the SEC an Initial Registration Statement or Initial Registration Statements (as necessary) on Form S-3 covering the resale of all of the Registrable Securities relating to the Initial Preferred Shares (the "Initial Registrable Securities") which were issued on the Initial Closing Date (as defined in the Securities Purchase Agreement). In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d). Any Initial Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the product of (x) 2.0 and (y) the number of Initial Registrable Securities (without regard to any limitations on conversion) as of the date immediately preceding the date the Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 3(b). The Company shall use its best efforts to cause such Registration Statement to be declared effective by the SEC as soon as possible, but in no event later than 120 days after the Initial Closing Date (the "Initial Effectiveness Deadline").

               (ii) Additional Mandatory Registration. The Company shall prepare, and, as soon as practicable, but in no event later than 30 days after each Additional Closing Date (each an "Additional Filing Deadline") (the Initial Filing Deadline and each of the Additional Filing Deadlines are referred to collectively in this Agreement as the "Filing Deadline") file with the SEC an Additional Registration Statement or Additional Registration Statements (as necessary) on Form S-3 covering the resale of all of the Registrable Securities relating to the Additional Preferred Shares (the "Additional Registrable Securities") which were issued on such Additional Closing Date (as defined in the Securities Purchase Agreement). In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d). Any Additional Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the product of (x) 2.0 and (y) the number of Additional Registrable Securities (without regard to any limitations on conversion) as of the date immediately preceding the date the Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 3(b). The Company shall use its best efforts to cause such Registration Statement to be declared effective by the SEC as soon as possible, but in no event later than 120 days after each of the Additional Closing Dates (the "Additional Effectiveness Deadline").

          b. Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Person's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement.

          c. Legal Counsel. Subject to Section 5 hereof, the Buyer shall have the right to select one legal counsel to review and oversee any offering pursuant to this Section 2 ("Legal Counsel"), which shall be Katten Muchin Zavis or such other counsel as thereafter designated by the holders of a majority of Registrable Securities.

          d. Ineligibility for Form S-3. In the event that Form S-3 is not available for any registration of Registrable Securities hereunder, the Company shall (i) register the sale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

          e. Effect of Failure to Obtain and Maintain Effectiveness of Registration Statement. If (i) the Registration Statement covering all the applicable Registrable Securities and required to be filed by the Company pursuant to this Agreement is not (A) filed with the SEC on or before the applicable Filing Deadline or (B) declared effective by the SEC on or before the applicable Effectiveness Deadline or (ii) on any day after the Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities required to be included on a Registration Statement cannot be made pursuant to the respective Registration Statement (including, without limitation, because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, or to register sufficient shares of Common Stock), then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Registrable Securities an amount in cash per Preferred Share held equal to the product of (i) $10,000 multiplied by (ii) the sum of (A) .01, if the Registration Statement is not filed by the scheduled Filing Deadline, plus (B)
 .01, if the Registration Statement is not declared effective by the scheduled Effectiveness Deadline, plus (C) the product of (I) .0005 multiplied by (II) the sum of (x) the number of days after the scheduled Filing Deadline that such Registration Statement is not filed with the SEC, plus (y) the number of days after the scheduled Effectiveness Deadline that the Registration Statement is not declared effective by the SEC, plus (z) the number of days that sales cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective by the SEC (excluding days during any Allowable Grace Period (as defined in Section 3(s)). The payments to which a holder shall be entitled pursuant to this Section 2(e) are referred to herein as "Registration Delay Payments." Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the third business day after the event or failure giving rise to the Registration Delayed Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full. If the Company fails to pay the Registration Delay Payments, including any interest thereon, within 15 business days of the date such Registration Delay Payments are due, then the holder entitled to such payments shall have the right at any time, so long as the Company continues to fail to make such payments, to require the Company, upon written notice, to immediately issue, in lieu of the Registration Delay Payments, including any interest thereon, the number of shares of Common Stock equal to the quotient of (X) the sum of the Registration Delay Payments and all interest accrued thereon divided by
(Y) the lowest Market Price (as defined in the Certificate of Amendment) in effect during the period beginning on and including the date such written notice is delivered to the Company and ending on and including the business day immediately preceding the date such shares of Common Stock are received by the holder entitled thereto.

          f. Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities which such Registration Statement is required to cover or an Investor's allocated portion of the Registrable Securities pursuant to Section 2(b), the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least 200% of such Registrable Securities on the trading day immediately preceding the date of filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen
(15) days after the necessity therefor arises. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if, on at least three trading days within any seven trading day period, the number of Registrable Securities issued or issuable upon conversion of the Preferred Shares covered by such Registration Statement is greater than the quotient determined by dividing (i) the number of shares of Common Stock available for resale under such Registration Statement by (ii)
1.5. For purposes of the calculation set forth in the foregoing sentence, any restrictions on the convertibility of the Preferred Shares shall be disregarded and such calculation shall assume that the Preferred Shares are then convertible into shares of Common Stock at the then prevailing Conversion Price (as defined in the Certificate of Amendment).

     3. RELATED OBLIGATIONS.

     At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a) or 2(f), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

          a. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (but in no event later than the applicable Filing Deadline) and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the applicable Effectiveness Deadline). The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which the Investors shall have sold all the Registrable Securities covered by such Registration Statement (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The term "best efforts" as used in the first sentence of this Section 3(a) shall mean, among other things, that the Company shall submit to the SEC, within two business days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

          b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

          c. The Company shall (a) permit Legal Counsel to review and comment upon those sections of (i) the Initial Registration Statement and the Additional Registration Statement which are applicable to the Buyer at least five (5) business days prior to its filing with the SEC and (ii) all other Registration Statements and all amendments and supplements to all Registration Statements which are applicable to the Buyer (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) within a reasonable number of days prior to the their filing with the SEC and (b) not file any document in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (i) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

          d. The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, and all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten
(10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

          e. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as Legal Counsel or any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (v) make any change in the Company's Certificate of Incorporation or by-laws that the Company's board of directors determines in good faith to be contrary to the best interests of the Company and its shareholders, (w) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e),
(x) subject itself to general taxation in any such jurisdiction, or (y) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          f. As promptly as practicable after becoming aware of such event or development, the Company shall notify Legal Counsel and each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and
(iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          h. At the reasonable request of the holders of at least two-thirds (2/3) of the Registrable Securities, the Company shall furnish, at its expense, to the Investors, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as the holders of at least two-thirds (2/3) of the Registrable Securities may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors. The Company shall also furnish the letter and opinion described in this Section 3(h) to any Investor, at such Investor's expense, upon the reasonable request of such Investor.

          i. The Company shall make available for inspection by (i) any Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree, and each Investor hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements with the Company with respect thereto, substantially in the form of this Section 3(i). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

          j. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement, or (v) such Investor consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

          k. The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on The American Stock Exchange, Inc., the Nasdaq National Market or The New York Stock Exchange, Inc., or, if, despite the Company's best efforts to satisfy the preceding clause (i) or
(ii), the Company is unsuccessful in satisfying the preceding clause (i) or
(ii), to secure the inclusion for quotation on The Nasdaq Small Cap Market, for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

          l. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

          m. The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

          n. If requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor of such Registrable Securities.

          o. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

          p. The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

          q. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

          r. Within two (2) business days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

          s. Notwithstanding anything to the contrary in Section 3(f), at any time after the applicable Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a"Grace Period"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that all Grace Periods shall not exceed 20 calendar days during any consecutive 120 day period and all Grace Periods shall not exceed an aggregate of 30 days during any consecutive 365 day period, (an "Allowable Grace Period"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the holders receive the notice referred to in clause
(i) and shall end on and include the later of the date the holders receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 2(e) hereof and Section V(D)(2) of the Certificate of Amendment shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material non-public information has been publically disclosed or is no longer required to be publically disclosed.

     4. OBLIGATIONS OF THE INVESTORS.

          a. At least seven (7) days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

          b. Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

          c. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled.

     5. EXPENSES OF REGISTRATION.

          All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees shall be paid by the Company. In addition, the Company shall reimburse the Investors for the reasonable fees and disbursements of Legal Counsel in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 of this Agreement, provided that the Company shall only reimburse that amount, if any, equal to the difference between (i) $50,000 minus (ii) the amount of reimbursement paid to the Buyer under Section 4(i) of the Securities Purchase Agreement.

     6. INDEMNIFICATION.

          In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act") (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or
(iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to Section 6(c), the Company shall reimburse the Investors and each such controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(d); (iii) with respect to any prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in such prospectus was corrected in a subsequent prospectus, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; and (iv) shall not apply to amounts paid in settlement of any Claim, if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

          b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by them promptly as such expenses are incurred and are due and payable in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

          c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this
Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

          d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

          e. The indemnity agreements contained herein shall be in addition to
(i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

      7. CONTRIBUTION.

          To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8. REPORTS UNDER THE 1934 ACT.

          With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

          a. make and keep public information available, as those terms are understood and defined in Rule 144;

          b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

          c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

     9. ASSIGNMENT OF REGISTRATION RIGHTS.

          The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and
(b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

     10. AMENDMENT OF REGISTRATION RIGHTS.

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

     11. MISCELLANEOUS.

          a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) upon delivery by a nationally recognized delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

          If to the Company:

               Andrea Electronics Corporation
               45 Melville Park Road
               Melville, New York 11747
               Telephone:       (516) 719-1800
               Facsimile:       (516) 719-1824
               Attention:       President, Chief Operating Officer

          With a copy to:

               Andrea Electronics Corporation
               45 Melville Park Road
               Melville, New York 11747
               Telephone:       (516) 719-1800
               Facsimile:       (516) 719-1824
               Attention:       Executive Vice President,
                                Chief Financial Officer

          If to Legal Counsel:

               Katten Muchin Zavis
               525 West Monroe Street, Suite 1600
               Chicago, Illinois 60661-3693
               Telephone:       312-902-5200
               Facsimile:       312-902-1061
               Attention:       Robert J. Brantman, Esq.


If to a Buyer, to its address and facsimile number on the Schedule of Buyers attached hereto, with copies to such Buyer's representatives as set forth on the Schedule of Buyers or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

          c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          d. The corporate laws of the State of New York shall govern all issues concerning the relative rights of the Company and the Buyer as its stockholder. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          e. This Agreement, the Securities Purchase Agreement and the Certificate of Amendment constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement and the Certificate of Amendment supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

          f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

          g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          j. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Registrable Securities, determined as if all of the Preferred Shares then outstanding have been converted into Registrable Securities without regard to any limitation on conversions of the Preferred Shares.

          k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

          l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


COMPANY:                           BUYER:
-------                            -----

ANDREA ELECTRONICS CORPORATION     HFTP INVESTMENT L.L.C.
                                     By:  Promethean Asset Management, L.L.C.
                                     Its: Investment Manager


By:                                By:
   ---------------------------        ----------------------------------------
Name:  ____________________           Name:  James F. O'Brien, Jr.
Its:  ______________________          Its:   Managing Member

                              SCHEDULE OF BUYERS


                                          Investor Address                  Investor's Representatives' Address
       Investor Name                    and Facsimile Number                        and Facsimile Number
--------------------------  -----------------------------------------  ---------------------------------------------


HFTP Investment L.L.C.        SPromethean Asset Management, L.L.C.       Promethean Investment Group, L.L.C.
                              750 Lexington Avenue                       750 Lexington Avenue
                              22nd Floor                                 22nd Floor
                              New York, New York 10022                   New York, New York 10022
                              Attn:    Thomas Lumsden                    Attn:    Thomas Lumsden
                                       John Floegel                               John Floegel
                              Telephone: 212-702-5200                    Telephone: 212-702-5200
                              Facsimile:  212-758-9334                   Facsimile:  212-758-9334

                                                                         Katten Muchin Zavis
                                                                         525 West Monroe
                                                                         Suite 1600
                                                                         Chicago, Illinois  60661-3693
                                                                         Attn:    Robert J. Brantman, Esq.
                                                                         Telephone: 312-902-5200


                                                                     EXHIBIT A
                        FORM OF NOTICE OF EFFECTIVENESS
                           OF REGISTRATION STATEMENT

[TRANSFER AGENT]
Attn:
     -------------------------------

                  Re:    Andrea Electronics Corporation
                         ------------------------------

Ladies and Gentlemen:

     We are counsel to Andrea Electronics Corporation, a New York corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "Purchase Agreement") entered into by and among the Company and the Buyer named therein (collectively, the "Holders") pursuant to which the Company issued to the Holders shares of its Series C Preferred Stock, $0.01 par value per share (the "Preferred Shares") convertible into shares of the Company's common stock, $0.50 par value per share (the "Common Stock"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Preferred Shares, under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                          Very truly yours,

                                          [ISSUER'S COUNSEL]

                                          By:
                                            ----------------------------------
cc: [LIST NAMES OF HOLDERS]

                                                                  Exhibit 10.1

                         SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of October 5, 2000, by and between Andrea Electronics Corporation, a New York corporation, with headquarters located at 45 Melville Park Road, Melville, New York 11747 (the "Company"), and the investor listed on the Schedule of Buyers attached hereto (the "Buyer").

     WHEREAS:

     A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

     B. The Company has authorized the following new series of its Preferred Stock, par value $0.01 per share which shall be called the Company's Series C Convertible Preferred Stock (the "Preferred Stock"), which shall be convertible into shares of the Company's common stock, par value $0.50 per share (the "Common Stock") (as converted, the "Conversion Shares"), in accordance with the terms of the Company's Certificate of Amendment of the Certificate of Incorporation of the Company, substantially in the form attached hereto as Exhibit A (the "Certificate of Amendment");

     C. The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, initially an aggregate of 750 shares of the Preferred Stock (the "Initial Preferred Shares");

     D. Subject to the terms and conditions set forth in this Agreement, the Buyer has the right to purchase and the Company is required to sell to the Buyer up to an aggregate of 250 shares of Preferred Stock (the "Additional Preferred Shares") (the Initial Preferred Shares and the Additional Preferred Shares collectively are referred to in this Agreement as the "Preferred Shares");

     E. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit B (the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

     NOW THEREFORE, the Company and the Buyer hereby agree as follows:

     1. PURCHASE AND SALE OF PREFERRED SHARES.

          a. Purchase of Preferred Shares. Subject to satisfaction (or waiver) of the conditions set forth in Sections 6(a) and 7(a), the Company shall issue and sell to the Buyer and the Buyer shall purchase from the Company 750 Initial Preferred Shares (the "Initial Closing"). Subject to the satisfaction (or waiver) of the conditions set forth in Sections 1(c), 6(b) and 7(b), at the option of the Buyer, the Company shall issue and sell at multiple closings, if applicable, to the Buyer and the Buyer may purchase from the Company up to 250 Additional Preferred Shares (each, an "Additional Closing" and, together with the Initial Closing, the "Closings"). The purchase price (the "Purchase Price") of each Preferred Share at each of the Closings shall be $10,000. "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the city of New York are authorized or required by law to remain closed.

          b. The Initial Closing Date. The date and time of the Initial Closing (the "Initial Closing Date") shall be 10:00 a.m. Central Time, within three (3) Business Days following the date hereof, subject to satisfaction (or waiver) of the conditions to the Initial Closing set forth in Sections 6(a) and 7(a) (or such later date as is mutually agreed to by the Company and the Buyer). The Initial Closing shall occur on the Initial Closing Date at the offices of Katten Muchin Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661-3693.

          c. The Additional Closing Date. The date and time of each of the Additional Closings (the "Additional Closing Dates") shall be 10:00 a.m. Central Time, on the date specified in the Additional Share Notice (as defined below), subject to satisfaction (or waiver) of the conditions to the Additional Closing set forth in Sections 6(b) and 7(b) and the conditions set forth in this Section 1(c) (or such later date as is mutually agreed to by the Company and the Buyer). During the period beginning on the Initial Closing Date and ending on the date which is 548 days after the Initial Closing Date (the "Additional Notice Period"), but subject to the requirements of Sections 6(b) and 7(b) and the conditions contained in this Section 1(c), the Buyer on not more than two occasions may purchase, at the Buyer's option, Additional Preferred Shares by delivering written notice to the Company (an "Additional Share Notice") on or before the last day of the Additional Notice Period and at least five (5) Business Days prior to the Additional Closing Date set forth in the Additional Share Notice, which Additional Closing Date shall not be later than the fifth Business Day after the last day of the Additional Notice Period. The Additional Share Notice shall set forth (i) the number of Additional Preferred Shares which the Buyer will purchase at the Additional Closing, which number shall not exceed, in the aggregate, 250 shares of Preferred Stock at all Additional Closings, (ii) the aggregate Purchase Price for Buyer's Additional Preferred Shares and (iii) the Additional Closing Date. Notwithstanding the foregoing, the Buyer shall not be entitled to deliver an Additional Share Notice if the Closing Bid Price (as defined in the Certificate of Amendment) of the Common Stock on the date the Buyer delivers the Additional Share Notice to the Company (the "Additional Share Notice Date") is less than the Conversion Price (as defined in the Certificate of Amendment) as of the Initial Closing Date (subject to adjustment for stock splits, stock dividends, stock combinations and other similar transactions). Each Additional Closing shall occur on the applicable Additional Closing Date at the offices of Katten Muchin Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661-3693. The Initial Closing Date and the Additional Closing Dates collectively are referred to in this Agreement as the "Closing Dates."

          d. Form of Payment. On each of the Closing Dates (i) Buyer shall pay the Purchase Price to the Company for the Preferred Shares to be issued and sold to Buyer by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) the Company shall deliver to Buyer stock certificates (in the denominations as Buyer shall request) (the "Stock Certificates") representing such number of the Preferred Shares which Buyer is then purchasing, duly executed on behalf of the Company and registered in the name of Buyer.

     2. BUYER'S REPRESENTATIONS AND WARRANTIES.

          Buyer represents and warrants that:

          a. Investment Purpose. Buyer (i) is acquiring the Preferred Shares and (ii) upon conversion of the Preferred Shares, will acquire the Conversion Shares then issuable (the Preferred Shares and the Conversion Shares collectively are referred to herein as the "Securities"), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

          b. Accredited Investor Status. Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

          c. Reliance on Exemptions. Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire such Securities.

          d. Information. Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by Buyer. Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by Buyer or its advisors, if any, or its representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Sections 3 and 9(m) below. Buyer understands that its investment in the Securities involves a high degree of risk. Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

          e. No Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

          f. Transfer or Resale. Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Buyer shall have delivered to the Company an opinion of counsel, in a form reasonably satisfactory to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or
(C) Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

          g. Legends. Buyer understands that the certificates or other instruments representing the Preferred Shares and, until such time as the sale of the Conversion Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING TRANSACTION SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if (i) such Securities are registered for sale under the 1933 Act,
(ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a form reasonably satisfactory to the Company, to the effect that a public sale, assignment or transfer of such Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company with assurances reasonably acceptable to the Company that such Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold. Buyer acknowledges, covenants and agrees to sell the Securities represented by a certificate(s) from which the legend has been removed, only pursuant to (i) a registration statement effective under the 1933 Act, or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the 1933 Act.

          h. Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Buyer and are valid and binding agreements of Buyer enforceable against Buyer in accordance with their terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

          i. Residency. Buyer is a resident of that jurisdiction specified on the Schedule of Buyers.

          j. Limitations on Sales. During the period beginning on September 15, 2000 and ending on the Initial Closing Date (or the date this Agreement is terminated pursuant to Section 9(l)), neither the Buyer nor its affiliates has engaged or will engage, directly or indirectly, in any sales of the Common Stock, including short sales. During the five (5) consecutive trading days immediately preceding each of the 270 Reset Date, 450 Reset Date and 630 Reset Date (as each term is defined in the Certificate of Amendment), neither Buyer nor its affiliates will engage, directly or indirectly, in any sales of the Common Stock, including short sales.

          k. Section 9 of the Securities Exchange Act. So long as the Buyer holds any Preferred Shares, Buyer will comply with the provisions of Section 9 of the 1934 Act and the rules promulgated thereunder with respect to transactions involving the securities of the Company.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          The Company represents and warrants to the Buyer that:

          a. Organization and Qualification. The Company and its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) (a complete list of which is set forth in Schedule 3(a)) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations or financial condition of the Company and its Subsidiaries taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below) or the Certificate of Amendment.

          b. Authorization; Enforcement; Compliance with Other Instruments.
(i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section
5) and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the execution and filing of the Certificate of Amendment by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Preferred Shares and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders (except such stockholder approval as may be required by AMEX for the issuance of a number of shares of Common Stock which is greater than 19.99% of the number of shares outstanding on the Initial Closing Date), (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) this Agreement and, when executed and delivered, the other Transaction Documents, constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies, and (v) prior to each of the Closing Dates, the Certificate of Amendment will have been filed with the Secretary of State of the State of New York and will be in full force and effect, enforceable against the Company in accordance with its terms.

          c. Capitalization. The authorized capital stock of the Company consists of (i) 35,000,000 shares of Common Stock, of which as of the date hereof 13,840,072 shares were issued and outstanding, 5,273,125 shares were issuable and reserved for issuance pursuant to the Company's stock option and purchase plans and 1,744,235 shares are issuable and reserved for issuance pursuant to securities (other than the Preferred Shares) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 5,000,000 shares of Preferred Stock, of which as of the date hereof, (A) 1,500 shares were designated as Series B Convertible Preferred Stock, of which 500 shares were issued and outstanding, and (B) 25,000 shares are issuable and reserved for issuance pursuant to the Company's Rights Plan (as defined in Section 3(u)). All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3(c), (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding debt securities issued by the Company; (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries; (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement); (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement; and (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

          d. Issuance of Securities. The Preferred Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and non-assessable, (ii) free from all taxes, liens and charges with respect to the issue thereof and (iii) entitled to the rights and preferences set forth in the Certificate of Amendment. At least 2,500,000 shares of Common Stock (subject to adjustment pursuant to the Company's covenant set forth in Section 4(f) below) have been duly authorized and reserved for issuance upon conversion of the Preferred Shares. Upon conversion in accordance with the Certificate of Amendment, the Conversion Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Securities is exempt from registration under the 1933 Act.

          e. No Conflicts. Except as disclosed in Schedule 3(e), the execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations under the Certificate of Amendment and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Conversion Shares) will not
(i) result in a violation of the Certificate of Incorporation, any Certificate of Amendment, Preferences and Rights of any outstanding series of Preferred Stock of the Company or the By-laws; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Except as disclosed in Schedule 3(e), neither the Company nor its Subsidiaries is in violation of any term of (i) its Certificate of Incorporation, any Certificate of Amendment, Preferences and Rights of any outstanding series of Preferred Stock or By-laws or their organizational charter or by-laws, respectively, or (ii) any statute, rule or regulation applicable to the Company or its Subsidiaries and neither the Company nor its Subsidiaries is in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order, except for defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance or regulation of any governmental entity, except where such violation would not result in a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and the securities laws of the State of New York and except such as have been obtained as of the date hereof, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents or the Certificate of Amendment in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries have no actual knowledge of any facts or circumstances which might reasonably be expected to give rise to any of the foregoing. The Company is not in violation of the listing requirements of AMEX as in effect on the date hereof and on each of the Closing Dates and has no actual knowledge of any facts which would reasonably lead to delisting or suspension of the Common Stock by AMEX in the foreseeable future.

          f. SEC Documents; Financial Statements. Since December 31, 1998, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act, (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). A complete list of the Company's SEC Documents is set forth on Schedule 3(f). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, and (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Neither the Company nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided the Buyer with any material, nonpublic information. The Company meets the requirements for the use of Form S-3 for registration of the resale of the Registrable Securities (as defined in the Registration Rights Agreement) by the Buyer.

          g. Absence of Certain Changes. Except as disclosed in Schedule 3(g), since December 31, 1999 there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, liabilities results of operations of the Company or its Subsidiaries, taken as a whole. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any actual knowledge that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

          h. Absence of Litigation. Except as disclosed in Schedule 3(h), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, except as expressly set forth in Schedule 3(h). Except as set forth in Schedule 3(h), to the knowledge of the Company none of the directors or officers of the Company have been involved in securities related litigation during the past five years.

          i. Acknowledgment Regarding Buyer's Purchase of Preferred Shares. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the Certificate of Amendment and the transactions contemplated thereby. The Company further acknowledges that Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the Certificate of Amendment and the transactions contemplated thereby and any advice given by the Buyer or any of its respective representatives or agents in connection with the Transaction Documents and the Certificate of Amendment and the transactions contemplated thereby is merely incidental to Buyer's purchase of the Securities. The Company further represents to Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

          j. No Undisclosed Events, Liabilities, Developments or Circumstances. Except for the issuance of the Preferred Stock contemplated by this Agreement, no event, liability, development or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement (including by way of incorporation by reference) filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly disclosed.

          k. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

          l. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of AMEX, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

          m. Employee Relations. No executive officer (as defined in Rule 501(f) of the 1933 Act) has notified the Company's Board of Directors that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company.

          n. Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted, except where the failure to own or possess such rights would not, individual or in the aggregate, have a Material Adverse Effect. Except as set forth on Schedule 3(n), none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement, except where such expiration or termination would not result, individually or in the aggregate, in a Material Adverse Effect. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademarks, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on
Schedule 3(n), no claim, action or proceeding has been made or brought against, or to the Company's knowledge, has been threatened against, the Company or its Subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement; and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing, except where any of the foregoing would not have a Material Adverse Effect.

          o. Regulatory Permits. Except the absence of which would not have a Material Adverse Effect, the Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

          p. Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          q. Tax Status. The Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which the Company has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

          r. Transactions With Affiliates. Except as set forth on Schedule 3(r) or in the SEC Documents filed at least ten days prior to the date hereof and other than the grant of stock options disclosed on Schedule 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          s. Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Preferred Shares will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Shares in accordance with this Agreement and the Certificate of Amendment is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

          t. Application of Takeover Protections. Assuming that Buyer has no present intention to takeover or to participate in a takeover of the Company, the Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Buyer as a result of the Buyer and the Company fulfilling their obligations under the Transaction Documents and the Certificate of Amendment, including, without limitation, the Company's issuance of the Securities and the Buyer's ownership of the Securities and securities issued pursuant to (or securities issued or issuable upon conversion or exercise of such securities) the Securities Purchase Agreement, dated as of June 11, 1999, between the Company and the Buyer (the "Prior Securities").

          u. Rights Agreement. Assuming that Buyer has no present intention to takeover or to participate in a takeover of the Company and so long as the proviso to the first sentence of Section IV(A) of the Certificate of Amendment remains in full force and effect, the Company specifically represents, warrants and agrees that, (i) in accordance with that certain Rights Agreement dated as of April 23, 1999 (the "Rights Plan") between the Company and Continental Stock Transfer & Trust Company, as the Rights Agent thereunder, regardless of the number of Conversion Shares and Prior Securities of which Buyer is deemed the Beneficial Owner (as defined in the Rights Plan), Buyer is not intended to be nor will be deemed to be an Acquiring Person within the meaning of the Rights Plan because of the acquisition of the Securities (including the Conversion Shares) pursuant to this Agreement and/or the Prior Securities, and (ii) the acquisition of the Securities (including the Conversion Shares) pursuant to this Agreement and/or the Prior Securities, shall not, under any circumstances, trigger a Distribution Date within the meaning of the Rights Plan; provided, however, that only Securities (including the Conversion Shares) acquired pursuant to this Agreement and the Prior Securities shall be deemed excluded from the number of shares of Common Stock deemed beneficially owned by Buyer in determining whether Buyer is an Acquiring Person within the meaning of the Rights Plan.

     4. COVENANTS.

          a. Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

          b. Form D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to Buyer promptly after such filing. The Company shall, on or before each of the Closing Dates, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Buyer at each of the Closings pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following each of the Closing Dates.

          c. Reporting Status. Until the earlier of (i) the date on which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Conversion Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) and (ii) the date on which (A) the Investors have sold all the Conversion Shares and (B) none of the Preferred Shares is outstanding (the "Reporting Period"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

          d. Use of Proceeds. The Company will use the proceeds from the sale of the Preferred Shares for substantially the same purposes and in substantially the same amounts as indicated in Schedule 4(d).

          e. Financial Information. The Company agrees to send the following to each Investor (as defined in the Registration Rights Agreement) during the Reporting Period: (i) within two (2) Business Days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act; (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

          f. Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 200% of the number of shares of Common Stock needed to provide for the issuance of the Conversion Shares (without regard to any limitations on conversions).

          g. Right of First Refusal. Subject to the exceptions described below, for so long as at least 150 Initial Preferred Shares remain outstanding, the Company and its Subsidiaries shall not, without the prior written consent of the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding, negotiate or contract with any party for any equity financing (including any debt financing with an equity component) or issue any equity securities of the Company or any Subsidiary or securities convertible or exchangeable into or for equity securities of the Company or any Subsidiary (including debt securities with an equity component) in any form ("Future Offerings") during the period beginning on the Initial Closing Date and ending on and including the date which is 365 days after the Initial Closing Date, unless it shall have first delivered to Buyer or a designee appointed by Buyer written notice (the "Future Offering Notice") describing the proposed Future Offering, including the buyer and terms and conditions thereof, and providing the Buyer an option to purchase up to the entire Future Offering on the same terms and conditions set forth in the Future Offering Notice (the limitations referred to in this sentence are collectively referred to as the "Capital Raising Limitation"). The Buyer can exercise its option to participate in a Future Offering by delivering written notice thereof to participate to the Company within ten (10) business days of receipt of a Future Offering Notice, which notice shall state the quantity of securities being offered in the Future Offering that Buyer will purchase. In the event the Buyer fails to elect to fully participate in the Future Offering within the periods described in this Section 4(g), the Company shall have 60 days thereafter to sell the securities of the Future Offering for which Buyer's rights were not exercised, upon the same terms and conditions (including the amount thereof) specified in the Future Offering Notice. In the event the Company has not sold such securities of the Future Offering within such 60 day period, the Company shall not thereafter issue or sell such securities without first offering such securities to the Buyer in the manner provided in this Section 4(g). The Capital Raising Limitation shall not apply to any of the following transactions (each an "Excluded Issuance" and, collectively, the "Excluded Issuances") (i) a loan or lease from a commercial bank which does not have any equity feature (other than warrants exercisable at exercise prices greater than 150% of the average of the Closing Bid Price (as defined in the Certificate of Amendment) of the Common Stock for the five trading days immediately preceding the date of issuance of such warrant and exercisable for a number of Shares of Common Stock that does not exceed the quotient of (A) 10% of the proceeds to the Company from, such loan or value of the property covered by such lease, as the case may be, divided by (B) the average of the Closing Bid Price of the Common Stock for the five trading days immediately preceding the date of issuance of such warrant), (ii) any transaction involving the Company's issuances of securities (A) as consideration in a merger or consolidation, (B) in connection with any strategic partnership, joint venture or collaboration with any entity, the primary purpose of which is not to raise equity capital, or (C) in connection with any strategic partnership, joint venture or collaboration with a company whose principal business is in the electronics or information technology industries and whose primary business is not, directly or indirectly, investing in or advising other entities, the sole purpose of which is not to raise equity capital, (D) as consideration for the acquisition of a business, product, license or other assets by the Company, (iii) the issuance of Common Stock in a firm commitment underwritten public offering, (iv) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (v) the grant of additional options or warrants (including the issuance of shares of Common Stock upon exercise of such options or warrants), or the issuance of additional securities, under any Company stock option or restricted stock plan for the benefit of the Company's employees, directors or consultants or (vi) the issuance of securities pursuant to an offering by the Company in reliance upon Rule 144A under the 1933 Act with proceeds to the Company of at least $75,000,000. The Buyer shall not be required to participate or exercise its right of first refusal with respect to a particular Future Offering in order to exercise its right of first refusal with respect to later Future Offerings.

          h. Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system (including AMEX), if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents and the Certificate of Amendment. The Company shall maintain the Common Stock's authorization for listing on AMEX, the Nasdaq National Market ("Nasdaq") or The New York Stock Exchange ("NYSE"). Neither the Company nor any of its Subsidiaries shall take any action which may result in the delisting or suspension of the Common Stock on AMEX, Nasdaq or NYSE (other than to switch listings from AMEX, Nasdaq or NYSE ). The Company shall promptly provide to Buyer copies of any notices it receives from AMEX, Nasdaq or NYSE regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this
Section 4(h).

          i. Expenses. Subject to Section 9(l) below, following the Initial Closing, the Company shall reimburse the Buyer for the Buyer's expenses, including legal expenses, in connection with negotiating and preparing the Transaction Documents and consummating the transactions contemplated thereby up to an aggregate of $50,000.

          j. Transactions With Affiliates. So long as (i) at least 50 Preferred Shares are outstanding or (ii) any Buyer owns Conversion Shares with a market value of $500,000 the Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors, person who were officers or directors at any time during the previous two years, stockholders who beneficially own 5% or more of the Common Stock, or affiliates or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a "Related Party"), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company or (c) any agreement, transaction, commitment or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party. For purposes hereof, any director who is also an officer of the Company or any Subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement. "Affiliate" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a 5% or more equity interest in that person or entity,
(ii) has 5% or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. "Control" or "controls" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

          k. Filing of Form 8-K. On or before the second business day following each of the Closing Dates, each Additional Share Notice Date and Additional Closing Date, the Company shall file a Form 8-K with the SEC describing the terms of the transaction contemplated by the Transaction Documents and consummated at such Closing, in each case in the form required by the 1934 Act.

          l. Corporate Existence. Until the date which is 30 months after the Initial Closing Date, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction
(x) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (y) is a publicly traded corporation whose common stock is listed for trading on AMEX, Nasdaq or NYSE. So long as a Buyer beneficially owns any Preferred Shares, if the Company fails to maintain its corporate existence or sells all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose common stock is listed for trading on AMEX, Nasdaq or NYSE (each a "Corporate Termination Event"), then the Company shall deliver written notice ("Corporate Termination Notice") to the Buyer at least 10 Business Days prior to the consummation of such Corporate Termination Event and at the election of the Buyer the Company shall redeem any Preferred Shares held by such Buyer on the consummation date of such Corporate Termination Event at a price per Preferred Share equal to 250% of the Liquidation Value (as defined in the Certificate of Amendment) concurrently with the consummation of the Corporate Termination Event. The Buyer shall exercise its right to require the Company to redeem outstanding Preferred Shares pursuant to this Section 4(l) by delivering written notice to the Company within five Business Days after the Buyer's receipt of the Company's Corporate Termination Notice.

          m. Proxy Statement. The Company shall provide each stockholder entitled to vote at a meeting of stockholders of the Company, which meeting shall be not later than the earlier of (i) the date which is 180 days after the first date (a "180-Day Proxy Statement Trigger Date") on which for each of the 20 consecutive trading days ending on such 180-Day Proxy Statement Trigger Date the Conversion Share Estimate (as defined below) is greater than or equal to the Exchange Cap (as defined in the Certificate of Amendment) and (ii) the date which is 60 days after the first date (a "60-Day Proxy Statement Trigger Date") on which the Conversion Shares issued or issuable upon conversion of the Preferred Shares (including any Additional Preferred Shares which the Buyer has the right to acquire, as if such Additional Preferred Shares were issued and outstanding, and without regard to any limitations on conversions) is greater than or equal to the Exchange Cap (the "Stockholder Meeting Deadline"), a proxy statement, which has been previously reviewed by the Buyers and a counsel of their choice, soliciting each such stockholder's affirmative vote at such stockholder meeting for approval of the Company's issuance of all of the Securities as described in this Agreement, and the Company shall use its best efforts to solicit its stockholders' approval of such issuance of the Securities and cause the Board of Directors of the Company to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if a 60-Day Proxy Statement Trigger Date occurs, the Company shall not be required to hold a meeting of stockholders solely because of the occurrence of such 60-Day Proxy Statement Trigger Date unless the holders of the Preferred Shares temporarily waive, in writing, any redemption rights to which such holders are entitled under the Certificate of Amendment due to the Company's inability to issue Conversion Shares as a result of the Exchange Cap (the "Redemption Waiver") during the period beginning on the date of the mailing of the proxy statement to the Company's stockholders (the "Mailing Date") and ending on the earlier of (i) the date which is thirty (30) days after the Mailing Date and (ii) the date of the meeting of stockholders; provided, however, that the holders of Preferred Shares shall not be required to execute the Redemption Waiver and the Company will remain obligated to hold a meeting of stockholders unless the Company gives such holders written notice of the requirement for the Redemption Waiver at least the two (2) Business Days prior to the Mailing Date. If the Company fails to hold a meeting of its stockholders by the Stockholder Meeting Deadline, then, as partial relief (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Preferred Shares an amount in cash per Preferred Share equal to the product of (i) $10,000 multiplied by (ii) .025 multiplied by (iii) the quotient of (x) the number of days after the Stockholder Meeting Deadline that a meeting of the Company's stockholders is not held, divided by (y) 30. The Company shall make the payments referred to in the immediately preceding sentence within five days of the earlier of (I) the holding of the meeting of the Company's stockholders, the failure of which resulted in the requirement to make such payments and (II) the last day of each 30-day period beginning on the Stockholder Meeting Deadline. In the event the Company fails to make such payments in a timely manner, such payments shall bear interest at the rate of 2.0% per month (pro rated for partial months) until paid in full. Notwithstanding the foregoing, the Company shall not be required to hold a meeting of its stockholders within 180 days of a 180-Day Proxy Statement Trigger Date as a result of such 180-Day Proxy Statement Trigger Date having occurred if for 20 consecutive trading days during the period beginning on the first day following such 180-Day Proxy Statement Trigger Date and ending on and including the date which is 90 days after such 180-Day Proxy Statement Trigger Date 19.99% of the number of shares of Common Stock outstanding on the Initial Closing Date is greater than (x) the Conversion Share Estimate, multiplied by (y) 1.5 (a "Proxy Statement Cure"); provided, however, that if a Proxy Statement Cure shall have occurred then the Company shall be obligated to hold a meeting of its stockholders pursuant to clause (i) of the first sentence of this Section 4(m) following the next 180-Day Proxy Statement Trigger Date to occur following such Proxy Statement Cure. "Conversion Share Estimate" means, as of any date of determination, the sum of (A) the number of Conversion Shares issued prior to such date upon conversion of the Preferred Shares, plus (B) the number of Conversion Shares which would be issuable on such date upon conversion of the Preferred Shares (including any Additional Preferred Shares which the Buyer has the right to acquire, as if such Additional Preferred Shares were issued and outstanding) if the Market Price (as defined in the Certificate of Amendment) on such date was substituted for the Conversion Price then in effect (without regard to any limitations on conversions).

          n. Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by an Investor (as defined in the Registration Rights Agreement) in connection with a bona fide margin agreement or other loan or financing transaction secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement (including, without limitation, Section 2(f)), any other Transaction Document or the Certificate of Amendment; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

     5. TRANSFER AGENT INSTRUCTIONS.

          The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of Buyer or its respective nominee(s), for the Conversion Shares in such amounts as specified from time to time by Buyer to the Company upon conversion of the Preferred Shares (the "Irrevocable Transfer Agent Instructions"). Prior to registration of the Conversion Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in
Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares, prior to registration of the Conversion Shares under the 1933 Act) will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 5 shall affect in any way Buyer's obligations and agreements set forth in Section 2(g) to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If a Buyer provides the Company with an opinion of counsel, in a form reasonable satisfactory to the Company, that registration of a resale by Buyer of any of such Securities is not required under the 1933 Act or the Buyer provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by Buyer and without any restrictive legends. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

          a. Initial Closing Date. The obligation of the Company hereunder to issue and sell the Initial Preferred Shares to Buyer at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

          (i) Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

          (ii) The Certificate of Amendment shall have been filed with the Secretary of State of the State of New York.

          (iii) Buyer shall have delivered to the Company the Purchase Price for the Initial Preferred Shares being purchased by Buyer at the Initial Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

          (iv) The representations and warranties of Buyer contained herein shall be true and correct as of the date when made and as of the Initial Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and Buyer shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by Buyer at or prior to the Initial Closing Date.

          b. Additional Closing Date. The obligation of the Company hereunder to issue and sell the Additional Preferred Shares to Buyer at the Additional Closings is subject to the satisfaction, at or before each of the Additional Closing Dates, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

          (i) The Buyer shall have delivered to the Company the Purchase Price for the Additional Preferred Shares being purchased by Buyer at the Additional Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

          (ii) The representations and warranties of Buyer contained herein shall be true and correct as of the date when made and as of the applicable Additional Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and Buyer shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by Buyer at or prior to the applicable Additional Closing Date.

     7. CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE.

          a. Initial Closing Date. The obligation of Buyer hereunder to purchase the Initial Preferred Shares at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for Buyer's sole benefit and may be waived by Buyer at any time in its sole discretion:

          (i) The Company shall have executed each of the Transaction Documents, and delivered the same to Buyer.

          (ii) The Certificate of Amendment, shall have been filed with the Secretary of State of the State of New York, and a copy thereof certified by such Secretary of State shall have been delivered to Buyer.

          (iii) The Common Stock shall be designated for quotation on AMEX or listed on the NYSE, and shall not have been suspended from trading on or delisted from such exchanges nor shall delisting or suspension by such exchanges have been threatened either (A) in writing by such exchanges or
     (B) by falling below the minimum listing maintenance requirements of such exchanges and the Company has complied with the listing requirements of AMEX for the Conversion Shares issuable upon conversion of the Initial Preferred Shares.

          (iv) The representations and warranties of the Company contained herein shall be true and correct as of the date when made and as of the Initial Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents or Certificate of Amendment to be performed, satisfied or complied with by the Company at or prior to the Initial Closing Date. Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Initial Closing Date, to the foregoing effect which also shall include an update as of the Initial Closing Date regarding the representation contained in Section 3(c) above.

          (v) Buyer shall have received the opinion of Brown & Wood LLP, dated as of the Initial Closing Date, in substantially the form of Exhibit C attached hereto.

          (vi) The Company shall have executed and delivered to Buyer the Stock Certificates for the Initial Preferred Shares being purchased by Buyer at the Initial Closing.

          (vii) The Board of Directors of the Company shall have adopted resolutions consistent with Section 3(b)(ii) above and in a form reasonably acceptable to Buyer (the "Resolutions").

          (viii) As of the Initial Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, at least 2,500,000 shares of Common Stock.

          (ix) The Irrevocable Transfer Agent Instructions, in the form of Exhibit D attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

          (x) The Company shall have delivered to Buyer a certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within ten days of the Initial Closing Date.

          (xi) The Company shall have delivered to Buyer a secretary's certificate certifying as to (A) the Resolutions, (B) the Certificate of Incorporation, (C) By-laws and (D) the number of shares of Common Stock outstanding as of a date within five (5) days of the Initial Closing, each as in effect at the Initial Closing Date.

          (xii) The Company shall have delivered to Buyer a certified copy of its Certificate of Incorporation as certified by the Secretary of State of the State of New York within 10 days of the Initial Closing Date.

          (xiii) The Company shall have delivered to Buyer such other documents relating to the transactions contemplated by the Transaction Documents as Buyer or its counsel may reasonably request.

     b. Additional Closing Date. The obligation of Buyer hereunder to purchase Additional Preferred Shares at an Additional Closing is subject to the satisfaction, at or before the applicable Additional Closing Date, of each of the following conditions, provided that these conditions are for Buyer's sole benefit and may be waived by Buyer at any time in its sole discretion:

          (i) The Certificate of Amendment shall be in full force and effect and shall not have been amended, without the knowledge or consent of the Buyer, since the Initial Closing Date, and a copy thereof certified by the Secretary of State of the State of New York shall have been delivered to Buyer.

          (ii) The Common Stock shall be authorized for quotation on AMEX, trading in the Common Stock issuable upon conversion of the Additional Preferred Shares to be traded on AMEX shall not have been suspended by the SEC or AMEX nor shall delisting or suspension have been threatened either (A) in writing by the SEC or AMEX or (B) by falling below the minimum listing maintenance requirements of AMEX and all of the Conversion Shares issuable upon conversion of the Additional Preferred Shares to be sold at the Additional Closing shall be listed upon AMEX.

          (iii) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Additional Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents or the Certificate of Amendment to be performed, satisfied or complied with by the Company at or prior to the Additional Closing Date. Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Additional Closing Date, to the foregoing effect which also shall include an update as of the Additional Closing Date regarding the representation contained in Section 3(c) above.

          (iv) Buyer shall have received the opinion of Brown & Wood LLP, dated as of the Additional Closing Date in substantially the form of Exhibit C attached hereto.

          (v) The Company shall have executed and delivered to Buyer the Stock Certificates for the Additional Preferred Shares being purchased by Buyer at the Additional Closing.

          (vi) The Board of Directors of the Company shall have adopted, and shall not have amended, the Resolutions.

          (vii) As of the Additional Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, a number of shares of Common Stock equal to at least 200% of the number of shares of Common Stock which would be issuable upon conversion in full of the then outstanding Preferred Shares (without regard to any limitations on conversions), including for such purposes the Additional Preferred Shares to be issued at such Additional Closing.

          (viii) The Irrevocable Transfer Agent Instructions, in the form of Exhibit D attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent and shall be in effect as of the Additional Closing.

          (ix) The Company shall have delivered to Buyer a certificate evidencing the incorporation and good standing of the Company and each Subsidiary in the state of such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within ten days of the Additional Closing Date.

          (x) The Company shall have delivered to Buyer a certified copy of its Certificate of Incorporation as certified by the Secretary of State of the State of New York within ten days of the Additional Closing Date.

          (xi) The Company shall have delivered to Buyer a secretary's certificate certifying as to (A) the Resolutions, (B) the Certificate of Incorporation and (C) By-laws and (D) the number of shares of Common Stock outstanding as of a date within five (5) days of the Additional Closing Date, each as in effect at the Additional Closing.

          (xii) The Company shall have delivered to Buyer such other documents relating to the transactions contemplated by this Agreement as Buyer or its counsel may reasonably request.

     8. INDEMNIFICATION. In consideration of Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents and the Certificate of Amendment, the Company shall defend, protect, indemnify and hold harmless Buyer and all of its stockholders, officers, directors, employees and direct or indirect equity investors and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or Certificate of Amendment or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or the Certificate of Amendment or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee (other than a cause of action, suit or claim which is (x) brought or made by the Company and (y) is not a shareholder derivative suit) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or the Certificate of Amendment, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities (excluding losses resulting solely from a decline in the market value of the Company's securities) or (iii) solely the status of Buyer or holder of the Securities as an investor in the Company. Notwithstanding the foregoing, Indemnified Liabilities shall not include any liability of any Indemnitee arising solely out of such Indemnitee's willful misconduct or fraudulent action(s). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 8 shall be the same as those set forth in Sections 6(a) and (d) of the Registration Rights Agreement, including, without limitation, those procedures with respect to the settlement of claims and the Company's rights to assume the defense of claims.

     9. GOVERNING LAW; MISCELLANEOUS.

          a. Governing Law; Jurisdiction; Jury Trial. The corporate laws of the State of New York shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

          c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          e. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters; provided, however, that nothing in this Section 9(e) shall be deemed to supersede or affect the agreements or understandings between the parties with respect to the Company's Series B Preferred Stock and the warrants issued in connection therewith. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyer, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents or the Certificate of Amendment unless the same consideration also is offered to all of the parties to the Transaction Documents or holders of the Preferred Shares, as the case may be.

          f. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) upon delivery by a nationally recognized delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If to the Company:

          Andrea Electronics Corporation
          45 Melville Park Road
          Melville, New York 11747
          Telephone:        (516) 719-1800
          Facsimile:        (516) 719-1824
          Attention:        President, Chief Operating Officer

     With a copy to:

          Andrea Electronics Corporation
          45 Melville Park Road
          Melville, New York 11747
          Telephone:        (516) 719-1800
          Facsimile:        (516) 719-1824
          Attention:        Executive Vice President, Chief Financial Officer

     If to the Transfer Agent:

          Continental Stock Transfer & Trust Company
          Two Broadway
          New York, New York 10004
          Telephone:        (212) 509-4000
          Facsimile:        (212) 509-7616
          Attention:        Compliance Officer

     If to a Buyer, to it at the address and facsimile number set forth on the Schedule of Buyers, with copies to Buyer's representatives as set forth on the Schedule of Buyers, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communications, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

          g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Preferred Shares. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer, including by merger or consolidation, except pursuant to a Major Transaction (as defined in Section V(C) of the Certificate of Amendment) or an Excluded Redemption Event described in Section V(H)(4) of the Certificate of Amendment with respect to which the Company is in compliance with its obligations under Sections V and IV(E)(3) of the Certificate of Amendment. The rights under this Agreement shall be assignable by the Buyer without consent of the Company. Notwithstanding the foregoing, any assignment by the Buyer shall not release the Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained in the Transaction Documents or the Certificate of Amendment, Buyer shall be entitled to pledge the Securities in connection with a bona fide margin account.

          h. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          i. Survival. Unless this Agreement is terminated under Section 9(l), the representations and warranties of the Company and the Buyer contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive each of the Closings.

          j. Publicity. The Company and Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

          k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          l. Termination. In the event that the Initial Closing shall not have occurred with respect to a Buyer on or before three (3) Business Days from the date hereof due to the Company's or Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the non-breaching party's failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 9(l), the Company shall remain obligated to reimburse the non-breaching Buyer for expenses up to the amount described in Section 4(i) above.

          m. Placement Agent. The Company and the Buyer each acknowledges that it has not engaged any placement agent in connection with the sale of the Preferred Shares.

          n. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          o. Remedies. Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and the Certificate of Amendment and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          p. Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyer hereunder or pursuant to the Registration Rights Agreement or the Certificate of Amendment or the Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                                  * * * * * *

          IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                               BUYER:

ANDREA ELECTRONICS                     HFTP INVESTMENT L.L.C.
  CORPORATION                          By:  Promethean Asset Management, L.L.C.
                                       Its: Investment Manager
By:
   -----------
Name:
       --------------------------
Title:                                 By:
       --------------------------         ------------------------------------
                                          Name:  James F. O'Brien, Jr.
                                          Its:   Managing Member

                              SCHEDULE OF BUYERS


                                                                 Number of
                                                                  Initial
                                    Investor Address             Preferred    Investor's Representatives' Address
     Investor Name                and Facsimile Number            Shares              and Facsimile Number
-----------------------  -------------------------------------  -----------  ---------------------------------------


HFTP Investment L.L.C.    SPromethean Asset Management, L.L.C.       750     Promethean Investment Group, L.L.C.
                          750 Lexington Avenue                               750 Lexington Avenue
                          22nd Floor                                         22nd Floor
                          New York, New York 10022                           New York, New York 10022
                          Attn:    Thomas Lumsden                            Attn:    Thomas Lumsden
                                   John Floegel                                       John Floegel
                          Telephone: 212-702-5200                            Telephone: 212-702-5200
                          Facsimile:  212-758-9334                           Facsimile:  212-758-9334
                          Residence: New York
                                                                             Katten Muchin Zavis
                                                                             525 West Monroe
                                                                             Suite 1600
                                                                             Chicago, Illinois  60661-3693
                                                                             Attn:    Robert J. Brantman, Esq.
                                                                             Telephone: 312-902-5200
                                                                             Facsimile:  312-902-1061


                                   SCHEDULES
                                   ---------

Schedule of Buyer
Schedule 3(a)       -      Subsidiaries
Schedule 3(c)       -      Capitalization
Schedule 3(f)       -      SEC Documents
Schedule 3(e)       -      Conflicts
Schedule 3(g)       -      Material Changes
Schedule 3(h)       -      Litigation
Schedule 3(n)       -      Intellectual Property
Schedule 3(r)       -      Transactions with Affiliates
Schedule 4(d)       -      Use of Proceeds


                                   EXHIBITS
                                   --------

Exhibit A           -      Form of Certificate of Amendment
Exhibit B           -      Form of Registration Rights Agreement
Exhibit C           -      Form of Company Counsel Opinion
Exhibit D           -      Form of Irrevocable Transfer Agent Instructions

                                                                  Exhibit 99.1

Andrea Electronics Corporation Announces $7.5 Million Equity Private Placement


MELVILLE, N.Y., October 12 -- Andrea Electronics Corporation (AMEX: AND) announced today the private placement to an investor of $7.5 million of its Series C Convertible Preferred Stock. The Series C Convertible Preferred Stock is convertible into the Company's Common Stock. The proceeds from the private placement will be used primarily for costs associated with technology development, tooling costs, payment of certain debt obligations, maintaining and creating strategic alliances and other general working capital requirements. During the 548 day period beginning on October 10, 2000, the investor, subject to certain conditions, may exercise an option to purchase up to an additional $2.5 million of the Company's Series C Convertible Preferred Stock.

Each share of Series C Convertible Preferred Stock has a stated value of $10,000 plus an additional amount of 5% per annum, which sum is convertible into Common Stock at a conversion price initially equal to 110% of the average of the two lowest closing bid prices of the Common Stock during the 5 consecutive trading days immediately preceding the issuance date for the first nine months and will be reset every six months thereafter to the lesser of the then existing conversion price and the average of the two lowest closing bid prices of the Common Stock during the 5 consecutive trading days immediately preceding the six-month reset dates or, for the period beginning on the day two years after the initial issuance and ending on the maturity of the Series C Convertible Preferred Stock, the least of (i) the then existing conversion price (ii) the average of the two lowest closing bid prices of the Common Stock during the 15 consecutive trading days immediately preceding such two year date and (iii) the closing bid price on the day of conversion, subject in each case to certain adjustments. The 5% additional amount may, at the option of the Company, be paid in cash. The Series C Convertible Preferred Stock is convertible or redeemable at maturity by the Company, based upon certain circumstances at that time, and is redeemable by the holder upon certain events. The Company has the right to require the conversion of the Series C Convertible Preferred Stock after one year upon the satisfaction of certain conditions.

The issuance of the Series C Convertible Preferred Stock has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act. The Company has undertaken to seek to register under the Securities Act the underlying Common Shares issuable upon conversion of the Series C Convertible Preferred Stock.

Andrea Electronics Corporation designs, develops and manufactures audio technologies and equipment for enhancing applications which require high performance and high quality voice input. The Company's patented Active Noise Reduction (ANR) earphone, Active Noise Cancellation (ANC) near-field microphone, patented Digital Super Directional Array (DSDA(TM)) and patent-pending Directional Finding and Tracking Array (DFTA(TM)) far-field microphone technologies enhance a wide range of audio products to eliminate background noise and ensure the optimum performance of voice applications. Applications for the Company's technologies include: speech recognition programs, Internet telephony, video/audio conferencing, automobile PCs, home automation systems, hand-held devices and multiplayer online games, among others. OEM and software publisher customers and strategic partners of Andrea Electronics' include: IBM Corporation, Intel Corporation, Donnelly Corporation, Symbol Technologies, Inc., Clarion Corporation of America, Microsoft Corporation, Lernout & Hauspie, Audio-Technica, U.S., Inc., J. D'Addario & Co., Net2Phone, Inc., Lotus Development Corporation, Fonix Corporation, Centra Software, Inc., Logitech, Inc. and Voyetra Turtle Beach, Inc., among others. Visit Andrea Electronics' websites at www.AndreaElectronics.com and www.AudioCommander.com or call 1-800-707-5779.


                                     # # #

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "anticipates," "believes," "estimates," "expects," "intends," "plans," "seeks," variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve matters that are subject to certain risks, uncertainties and assumptions that are difficult to predict, including economic, competitive, governmental, technological and other factors, that may affect the business and prospects of Andrea Electronics Corporation. The Company cautions investors about the following significant factors, which, among others, have in some cases affected the Company's actual results and are in the future likely to affect the Company's actual results and could cause them to differ materially from those expressed in any forward- looking statements: the rate at which Andrea Anti-Noise, DSDA, DFTA and other Andrea technologies are accepted in the marketplace; the competitiveness of Andrea Anti-Noise, DSDA, DFTA and other Andrea products in terms of technical specifications, quality, price, reliability and service; the sufficiency of the Company's funds for research and development, marketing and general and administrative expenses; infringement and other disputes relating to patents and other intellectual property rights held or licensed by the Company or third parties; and the Company's continuing ability to enter and maintain collaborative relationships with other manufacturers, software authoring and publishing companies, and distributors. These and other similar factors are discussed under the heading "Cautionary Statement Regarding Forward-looking statements" included in the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's Annual Report on Form 10-K and in the Company's Annual Report to shareholders, and in documents subsequently filed by the Company with the Securities and Exchange Commission.

"Andrea Anti-Noise", "DSDA," DSDA-PRO" and "DFTA" are trademarks of Andrea Electronics Corporation or an Andrea Electronics Corporation subsidiary.

To receive Andrea Electronics' latest news release and other corporate documents via FAX -- no cost -- please dial 1-800-PRO-INFO and input the Company's symbol AND.